UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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Commission File No. 001-33169
WIRELESS RONIN TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Wireless Ronin Technologies, Inc.
Baker Technology Plaza
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345

April 29, 2009

Dear Shareholder:

I am pleased to invite you to attend the annual meeting of shareholders of Wireless Ronin Technologies, Inc., to be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota, on June 11, 2009, at 3:30 p.m. central time. Details regarding the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement. Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. Voting will ensure your representation at the meeting, if you do not attend in person. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

James C. Granger
President, Chief Executive Officer and Director

Wireless Ronin Technologies, Inc.
Baker Technology Plaza
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 2009

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Wireless Ronin Technologies, Inc., a Minnesota corporation, will be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota, on June 11, 2009, at 3:30 p.m. central time, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect seven directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	To consider and vote upon a proposal to amend our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 1,750,000 to 2,125,000 and to increase the maximum number of shares for which awards may be granted to any individual participant in any calendar year from 300,000 to 500,000;

3.	To ratify the appointment of Virchow, Krause & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

4.	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 20, 2009, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Scott N. Ross
Vice President, General Counsel and Secretary

Minnetonka, Minnesota
April 29, 2009

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Wireless Ronin Technologies, Inc.
Baker Technology Plaza
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the board of directors of Wireless Ronin Technologies, Inc. and contains information relating to the annual meeting of our shareholders to be held on June 11, 2009, beginning at 3:30 p.m. central time, at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota. This proxy statement and accompanying proxy card are being distributed on or about April 29, 2009.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be Held on June 11, 2009

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are now furnishing our proxy materials on the Internet. “Proxy materials” means this proxy statement, our 2008 Annual Report and any amendments or updates to these documents. Our proxy materials are available on the Internet at www.wirelessronin.com/proxy2009.html.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will vote on the following items of business:

1.	The election of seven directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	Approval of an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 1,750,000 to 2,125,000 and to increase the maximum number of shares for which awards may be granted to any individual participant in any calendar year from 300,000 to 500,000; and

3.	Ratification of the appointment of Virchow, Krause & Company, LLP as our independent registered public accounting firm (“independent auditors”) for the year ending December 31, 2009.

You will also vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

What are the board’s recommendations?

Our board of directors recommends that you vote:

•	FOR election of each of the nominees for director (see Proposal 1);

•	FOR the amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 1,750,000 to 2,125,000 and to increase the maximum number of shares for which awards may be granted to any individual participant in any calendar year from 300,000 to 500,000 (see Proposal 2); and

•	FOR ratification of the appointment of Virchow, Krause & Company, LLP as our independent auditors for the year ending December 31, 2009 (see Proposal 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of April 20, 2009, the record date for the meeting, we had 14,849,860 shares of common stock outstanding and approximately 96 shareholders of record. Each share of our common stock outstanding on the record date is entitled to one vote on each item being voted on at the meeting. You can vote all the shares that you owned on the record date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee. Shareholders do not have the right to cumulate votes in the election of directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record.  If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holders or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.  If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 20, 2009, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. Registration and seating will begin at 3:15 p.m. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our Corporate Secretary and voting in person the shares to which the proxy relates. Any written notice or later dated proxy should be delivered to Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Scott N. Ross, Vice President, General Counsel and Secretary, or hand-delivered to Mr. Ross before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Election of Directors.  Assuming the presence of a quorum, the seven persons receiving the highest number of FOR votes will be elected as directors.

Other Items.  For each other item to be considered at the annual meeting, assuming the presence of a quorum, the affirmative vote of the majority of votes cast in person or by proxy on the matter (excluding broker non-votes) will be required for approval. Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not have any effect on the outcome of the vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

In the election of directors, you may vote FOR each of the nominees, or your vote may be WITHHELD with respect to any or all of the nominees. For each other matter, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each of the nominees for director named in the proxy statement, FOR the amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 1,750,000 to 2,125,000 and to increase the maximum number of shares for which awards may be granted to any individual participant in any calendar year from 300,000 to 500,000, and FOR ratification of the appointment of independent auditors for the year ending December 31, 2009).

Who will count the proxy votes?

Votes will be counted by Erin Flor, our Executive Assistant, who has been appointed to act as the inspector of election for the annual meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the proxy holders, James C. Granger or Scott N. Ross, or his nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the persons named as proxy holders may vote your proxy for another candidate nominated by our board of directors.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and other employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

Seven persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Vote Required

The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the board of directors. Set forth below is certain information concerning the nominees for the board of directors. The board of directors recommends that shareholders vote FOR the nominees listed below.

			Position with	Director
Name	Age	Principal Occupation	Company	Since

James C. Granger	62	President, Chief Executive Officer and Director of Wireless Ronin Technologies, Inc.	President, Chief Executive Officer and Director	2008
Gregory T. Barnum	54	Vice President of Finance and Chief Financial Officer of Datalink Corporation	Chairman	2006
Stephen F. Birke	55	Founder and President of Birch Tree International, LLC	Director	2008
Thomas J. Moudry	48	Chief Executive Officer and Chief Creative Officer of Martin Williams Advertising, Inc.	Director	2006
William F. Schnell	53	Orthopedic Surgeon	Director	2005
Brett A. Shockley	49	Managing Director of Avaya Inc.’s global professional services team for Contact Center and Unified Communications	Director	2006
Geoffrey J. Obeney	51	Vice President of Information Technology for Terra Industries, Inc.	Director	2008

Business Experience

James C. Granger has served as our President, Chief Executive Officer and as one of our directors since December 2008. Prior to joining our company, Mr. Granger served as President of Toptech Systems, Inc., a provider of software, hardware and data services. Prior to Toptech, Mr. Granger was President and Chief Executive Officer and a Director of Norstan Inc., a communications solutions and services company, from November 2000 to February 2004. Mr. Granger served as Chairman, President and Chief Executive Officer of Digital Biometrics, Inc., now part of L-1 Identity Solutions Inc., a provider of identification information systems that employ biometric technology, from January 1997 to November 2000. He was President of Access Platform Systems Division at ADC Telecommunications, Inc., a provider of broadband communications network infrastructure products and related services from 1995 to 1997. Mr. Granger served as Vice President of Consumer Markets Operations, and before that, as Vice President of Marketing, at Sprint/United Telephone from 1989 to 1995.

Gregory T. Barnum joined our board of directors in February 2006, became our Lead Director in December 2007, and became Chairman in September 2008. Since February 2006, Mr. Barnum has been Vice President of Finance and Chief Financial Officer for Datalink Corporation, which designs, installs and supports data storage systems. From July 1997 to June 2005, Mr. Barnum was Chief Financial Officer and Secretary of CNT Corporation, an information technology services company. Prior to employment with CNT Corporation, he served as Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary of Tricord Systems, Inc. and held similar senior financial positions with Cray Computer Corporation and Cray Research, Inc. Mr. Barnum is a member of the board of directors of Lime Energy Co. and serves as a member of its audit and compensation committees.

Stephen F. Birke joined our board of directors in July 2008. Mr. Birke was our Interim Chief Executive Officer from September 2008 to December 2008. Mr. Birke served for 38 years at Target Corporation in various roles, most recently as Vice President and General Merchandise Manager until his retirement from Target in May 2008. Mr. Birke is currently founder and President of Birch Tree International, LLC, a retail/wholesale consulting company, which was organized in August 2008.

Thomas J. Moudry joined our board of directors in March 2006. Since December 2005, Mr. Moudry has been Chief Executive Officer and Chief Creative Officer of Martin Williams Advertising, Inc., a subsidiary of Omnicom Group, Inc., an advertising and marketing company. Prior to his current position at Martin Williams, Mr. Moudry served as such company’s President and Executive Creative Director from June 2005 to December 2005 and such company’s Executive Vice President and Creative Director from July 2003 to June 2005. From April 2000 to May 2003, Mr. Moudry was Executive Vice President and Executive Creative Officer of Omnicom Group, Inc.

William F. Schnell joined our board of directors in July 2005. Dr. Schnell also serves on the board of directors of National Bank of Commerce and Lakewalk Surgery Center. Since 1990, Dr. Schnell has been an orthopedic surgeon with Orthopedic Associates of Duluth, and formerly served as its President.

Brett A. Shockley joined our board of directors in March 2006. Since October 2008, Mr. Shockley has been served as the Managing Director of Avaya Inc.’s global professional services team for Contact Center and Unified Communications. Avaya Inc. is a privately held telecommunications company which specializes in enterprise telephony and call center technology. From January 2002 to October 2008, Mr. Shockley was Chairman, Chief Executive Officer and President of Spanlink Communications, Inc., a provider of unified communications and contact center solutions. From August 2000 to December 2001, Mr. Shockley was Vice President-General Manager of the Customer Contact Business Unit of Cisco Systems. See “Certain Relationships and Related Transactions.”

Geoffrey J. Obeney joined our board of directors in March 2008. Mr. Obeney has served as Vice President of Information Technology for Terra Industries, Inc., a supplier of nitrogen products to agricultural, industrial and environmental industries, since February 2008. From November 2005 to January 2008, he was the Interim Chief Executive Officer of Spirit Computing, Ltd., a supplier of information technology solutions. From October 2004 to October 2005, he served as the Chief Information Officer of SEI LLC, a start-up company. From July 2003 to October 2004, he was Vice President, Technology Infrastructure Services for W.W. Grainger, Inc. Mr. Obeney held various information technology positions with Gateway, Inc. from 1990 to 2003, including serving as Vice President Technology Infrastructure for Gateway, Inc. from March 1999 to July 2003.

OUR BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

Our board of directors represents the interests of our shareholders as a whole and is responsible for directing the management of our business and affairs, as provided by Minnesota law. The board of directors held 13 meetings during the year ended December 31, 2008. In addition to meetings of the full board, directors also attended committee meetings. Each director attended at least 75 percent of all of the meetings of the board and of those committees on which he served, except that Dr. Schnell attended 65 percent of the meetings of the board and of the committees on which he serves.

The board is comprised of a majority of independent directors as defined in Rule 5605(a)(2) (formerly Rule 4200(a)(15)) of the Marketplace Rules of the NASDAQ Stock Market. In this regard, the board has affirmatively determined that Messrs. Barnum, Birke, Moudry, Shockley and Obeney and Dr. Schnell are independent directors under that rule. Our board determined that our acquisition of communications systems for our office locations from Spanlink Communications, Inc. and Mr. Birke’s service as Interim Chief Executive Officer from September 2008 to December 2008 did not prevent it from reaching a determination that Messrs. Shockley and Birke are independent. Mr. Granger, our President, Chief Executive Officer and one of our directors, is not an independent director.

The independent members of the board have regularly scheduled meetings at which only independent directors are present, known as executive sessions.

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions) and directors. Our Code of Business Conduct and Ethics satisfies the requirements of Item 406(b) of Regulation S-K and applicable NASDAQ Marketplace Rules. Our Code of Business Conduct and Ethics is posted on our Internet website at www.wirelessronin.com and is available, free of charge, upon written request to our Corporate Secretary at Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345. We intend to disclose any amendment to or waiver from a provision of our Code of Business Conduct and Ethics that requires disclosure on our website at www.wirelessronin.com.

Committee Overview

The board of directors has an audit committee, a compensation committee, a corporate governance and nominating committee and an executive committee. With the exception of our executive committee, each committee consists solely of members who are independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Further information regarding the independence of our directors for service on our board’s committees appears in the committee discussions below. The following table shows the current membership of the committees and identifies our independent directors:

Corporate
					Governance				Independent
Name	Audit		Compensation		and Nominating		Executive		Directors

James C. Granger							X	*
Gregory T. Barnum	X	*					X		X
Stephen F. Birke			X		X		X		X
Thomas J. Moudry			X	*	X				X
Geoffrey J. Obeney	X		X				X		X
William F. Schnell			X		X				X
Brett A. Shockley	X				X	*	X		X

*	Denotes committee chairperson.

Each of the audit committee, the compensation committee, and the corporate governance and nominating committee has adopted and operates under a written charter. Each such committee regularly reviews and makes recommendations to the board about changes to its charter. Current copies of the committee charters may be found on our website at www.wirelessronin.com and are available in print upon written request to our Corporate Secretary at Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345.

The audit committee meets throughout the year, with regularly scheduled meetings. Additional meetings, either by phone or in person, are called when deemed necessary or desirable. The compensation committee, the corporate governance and nominating committee and the executive committee meet as needed. The chairperson of each committee, with the advice and consultation of management and the committee’s outside advisors, if any, sets the agenda for each meeting. The committees receive materials related to the topics on the agenda prior to each meeting, and keep minutes of each meeting.

Audit Committee

Our audit committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each member of our audit committee is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market and Exchange Act Rule 10A-3. Further, no member of our audit committee participated in the preparation of the financial statements of our company or any current subsidiary of our company at any time during the past three years.

Pursuant to our listing agreement with the NASDAQ Stock Market, each member of the audit committee is able to read and understand fundamental financial statements, including an issuer’s balance sheet, income statement, and cash flow statement, and at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication. In addition, our board of directors has determined that Gregory T. Barnum is an audit committee financial expert as such term is defined by Item 407(d)(5) of Regulation S-K.

The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors. Our audit committee is directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or related work. The audit committee met seven times and took action by written consent once during the year ended December 31, 2008.

Audit Committee Report

Our audit committee has:

•	reviewed and discussed with management the audited financial statements with respect to the fiscal year ended December 31, 2008;

•	discussed with Virchow, Krause & Company, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received the written disclosures and the letter from Virchow, Krause & Company, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and discussed with Virchow, Krause & Company, LLP its independence.

Based on the above-referenced review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.

The name of each person who serves as a member of our audit committee is set forth below.

Gregory T. Barnum, Chairman
Geoffrey J. Obeney
Brett A. Shockley

Compensation Committee

Our compensation committee is responsible for discharging the board’s responsibilities relating to compensation of the company’s executives. Our compensation committee is also responsible for producing an annual report on executive compensation for inclusion in our proxy statement, and overseeing and advising the board on the adoption of policies that govern our compensation programs, including stock and benefit plans. Our compensation committee met once and took action by written consent ten times during the year ended December 31, 2008.

Each member of our compensation committee meets the independence requirements established by our board and applicable laws, regulations and the Marketplace Rules of the NASDAQ Stock Market. In addition, each member is a non-employee director as defined in Exchange Act Rule 16b-3 and an outside director as defined under Section 162(m) of the Internal Revenue Code (the “Code”). Our board appoints the members of the compensation committee and its chairperson. Our board may remove any member from the compensation committee at any time with or without cause.

Our compensation committee has the resources and authority necessary to discharge its duties and responsibilities. Our compensation committee has sole authority to retain and terminate, and approve fees and other retention terms for, its outside counsel, compensation consultants, and other experts or consultants as it deems appropriate. Details regarding the role of executive officers in determining or recommending executive compensation, as well as detail regarding the role of compensation consultants, is set forth under the caption “Compensation Discussion and Analysis.”

In April 2009, our compensation committee engaged Financial Concepts, Inc. as its outside compensation consultant. Financial Concepts was selected based on its ability to meet the committee’s needs at the most effective cost. The committee anticipates receiving input from Financial Concepts on its compensation strategy, compensation levels and general market practices. Specific assignments will be determined by the committee, with the advice of management. The committee anticipates that Financial Concepts will advise the committee during 2009 on the development and use of a competitive market review involving base salary, non-equity incentive awards and equity incentive awards for the company’s executives.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2008, the members of our compensation committee were Gregory T. Barnum, Thomas J. Moudry and William F. Schnell. None of such persons was an officer or employee of our company during the year ended December 31, 2008, or in any prior year, and none of the members had any relationship requiring disclosure under Item 404(a) of Regulation S-K. There were no compensation committee interlocks as described in Item 407(e)(4) of Regulation S-K.

Compensation Committee Report

Our compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis that appears herein. Based on such review and discussion, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2008.

The name of each person who currently serves as a member of the committee is set forth below.

Thomas J. Moudry, Chairman
Stephen F. Birke
Geoffrey J. Obeney
William F. Schnell

Corporate Governance and Nominating Committee

Each member of our corporate governance and nominating committee is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market.

The functions of the corporate governance and nominating committee include identifying individuals qualified to become members of our board and overseeing our corporate governance principles. The corporate governance and nominating committee met twice and took action by written consent once during the year ended December 31, 2008.

Corporate Governance and Nominating Committee Procedures

The corporate governance and nominating committee identifies, reviews and evaluates candidates for election as director who meet the standards set forth in our company’s corporate governance guidelines. The committee does not evaluate proposed nominees differently depending upon who has made the recommendation; however, the committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of our company.

Upon the recommendation of the corporate governance and nominating committee, the board of directors appointed Mr. Birke as a director in July 2008 and Mr. Granger as a director in December 2008. Mr. Birke was brought to the attention of the committee by a non-management director. Mr. Granger was appointed to the board in conjunction with his election as President and Chief Executive Officer, after a national search led by a third-party search firm. The committee has not to date paid any third party a fee to assist in identifying or evaluating potential nominees to the board.

The corporate governance and nominating committee may consider nominees suggested by directors, management and shareholders. It is the committee’s view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom. However, prior to nominating an existing director for re-election to the board, the committee will consider and review an existing director’s qualifications and performance. Where there is no qualified and available incumbent, or where there is a vacancy or a desire to increase the size of the board, the committee will identify and evaluate new candidates. The committee will solicit recommendations for nominees from persons that it believes are likely to be familiar with qualified candidates. These persons may include members of the board and management. The committee may also determine to engage a third-party search firm. Based upon all available information, the committee recommends to the board candidates who, in the view of the committee, are most suited for board membership.

In making its selections, the corporate governance and nominating committee will also evaluate candidates proposed by shareholders. The committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the committee does not perceive a need to increase the size of the board. The committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholder Nomination Procedures

To submit a recommendation of a director candidate to the corporate governance and nominating committee, a shareholder must submit the following information in writing, addressed to the Chairman of the corporate governance and nominating committee, care of the Corporate Secretary, at the principal executive office of Wireless Ronin Technologies, Inc.:

(1) The name and address of the person recommended as a director candidate;

(2)	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Exchange Act Regulation 14A;

(3)	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

(4)	As to the shareholder making the recommendation, the name and address, as they appear on the books of Wireless Ronin Technologies, Inc., of such shareholder; provided, however, that if the shareholder is not a registered holder of common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the common stock and a representation that the shareholder intends to appear in person or by proxy to make the nomination; and

(5)	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person, and a description of all arrangements and understandings between the shareholder, the person recommended as a director candidate and any other person(s) pursuant to which the recommendation is being made.

In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the corporate governance and nominating committee as provided under “Shareholder Proposals for 2010 Annual Meeting.”

Minimum Qualifications

The corporate governance and nominating committee believes that members of the board must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of management, and monitor adherence to principles of sound corporate governance. It is therefore the policy of the committee that all persons nominated to serve as a director of our company should possess the following minimum qualifications: personal integrity and ethical character; absence of conflicts of interest; fair and equal representation of our company’s constituencies; demonstrated achievement in one or more fields; ability to function effectively in an oversight role; business understanding; and availability.

In approving candidates, the corporate governance and nominating committee will also assure that: at least a majority of the directors are independent; as many as possible of the directors satisfy the financial literacy requirements for service on the audit committee; at least one of the directors qualifies as an audit committee financial expert; at least some of the independent directors have experience as senior executives of a public or substantial private company; and at least some of the independent directors have general familiarity with our company’s industry.

Further, the corporate governance and nominating committee will seek to promote through the nomination process an appropriate diversity on the board of professional background, experience, expertise, perspective, gender, ethnicity and country of citizenship.

Executive Committee

Our executive committee consists of four independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market and our President and Chief Executive Officer. Pursuant to our Bylaws, the executive committee may exercise all of the powers of the board of directors in the management of our business and affairs when the board is not in session. The executive committee met once and took action by written consent four times during the year ended December 31, 2008.

Communications with Board Members

Our board of directors has provided the following process for shareholders and interested parties to send communications to our board and/or individual directors. All communications should be addressed to Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Corporate Secretary. Communications to individual directors may also be made to such director at our company’s address. All communications sent to a member of the audit committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board in the care of the Corporate Secretary will be reviewed by the Corporate Secretary to ensure that such communications relate to the business of the company before being reviewed by the board.

Board Member Attendance at Annual Meeting of Shareholders

We encourage all of our directors to attend the annual meeting of shareholders. We generally hold a board meeting coincident with the annual shareholders’ meeting to minimize director travel obligations and facilitate their attendance at the shareholders’ meeting. All of our directors attended the 2008 annual meeting.

NON-EMPLOYEE DIRECTOR COMPENSATION

Standard Compensation Arrangements

Our compensation committee periodically reviews and makes recommendations to our board regarding the components and amount of non-employee director compensation. Directors who are employees of our company receive no fees for their services as director.

Non-employee members of our board of directors receive the following cash compensation:

•	$7,500 in annual compensation for the Lead Director;

•	$3,500 annual compensation for each committee chair; and

•	Board and committee meeting fees for non-employee directors as follows: full board meetings ($1,000) and committee meetings ($750). Attendance at meetings on a telephonic basis and not in person with other members of the board or committee results in one-half the stated rate of compensation. For the purposes of earning cash compensation for meeting attendance, “attendance” does not include attending a meeting that lasts for 15 minutes or less.

However, in November 2008, as part of our company’s effort to reduce expenses, the board suspended the above-described cash compensation for non-employee directors. Furthermore, the board made no provision for the cumulation of cash compensation during the suspension and has not accrued any amounts for such payments in the future. The board may, in its discretion, lift the suspension of cash compensation for non-employee directors, re-instituting such payments at some time in the future.

Non-employee members of our board also receive equity-based compensation. Upon election to the board, non-employee directors automatically receive a five-year option for the purchase of 40,000 shares of common stock under our 2006 Non-Employee Director Stock Option Plan. Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable upon such director’s reelection to the board. In addition, in October 2008, our board of directors awarded each non-employee director a five-year option for the purchase of 20,000 shares of common stock under our Amended and Restated 2006 Equity Incentive Plan. Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter. In accordance with the terms of the Amended and Restated 2006 Equity Incentive Plan, the exercise price of each option is $1.61 per share, representing the closing price of our common stock on the NASDAQ Global Market on October 17, 2008.

Director Compensation Table

Compensation of our directors during 2008 appears in the following table. Because Messrs. Granger, Birke and Mack each served as Chief Executive Officer for a portion of 2008, their compensation is presented in the Summary Compensation Table below.

	Fees Earned or	Option
Name	Paid in Cash ($)	Awards ($)(a)		Total ($)

Gregory T. Barnum	13,975	48,538		62,513
Thomas J. Moudry	10,375	48,568		58,943
Geoffrey J. Obeney(b)	6,875	53,607		60,482
William F. Schnell	4,000	48,538		52,538
Brett A. Shockley	11,625	48,568		60,193
Carl B. Walking Eagle Sr.(c)	0	50,311	(d)	50,311

(a)	Represents the amount recognized for financial statement reporting purposes with respect to 2008 for stock options in accordance with FAS 123R. Our non-employee directors held the following unexercised stock options at December 31, 2008:

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date

Gregory T. Barnum	20,000	20,000	4.00	02/27/2011
	0	10,000	2.82	12/28/2012
	5,000	15,000	1.61	10/17/2013
Thomas J. Moudry	20,000	20,000	4.00	02/27/2011
	0	10,000	2.82	12/28/2012
	5,000	15,000	1.61	10/17/2013
Geoffrey J. Obeney	10,000	30,000	4.00	03/31/2013
	5,000	15,000	1.61	10/17/2013
William F. Schnell	20,000	20,000	4.00	02/27/2011
	0	10,000	2.82	12/28/2012
	5,000	15,000	1.61	10/17/2013
Brett A. Shockley	20,000	20,000	4.00	02/27/2011
	0	10,000	2.82	12/28/2012
	5,000	15,000	1.61	10/17/2013
Carl B. Walking Eagle Sr.	40,000	0	4.00	02/27/2011
	10,000	0	2.82	12/28/2012

With the exception of the stock options held by Mr. Walking Eagle, all of which became exercisable in full upon his departure from our board of directors, the above-referenced stock options vest as follows: The stock option awards for the purchase of 40,000 shares are exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable upon the director’s reelection to the board. The stock option awards for the purchase of 10,000 shares are exercisable to the extent of 25 percent of the shares purchasable thereunder on January 1, 2009 and an additional 25 percent of the shares purchasable thereunder on the first day of January 2010, 2011 and 2012. The stock option awards for the purchase of 20,000 shares are exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter.

(b)	Mr. Obeney joined our board of directors in March 2008.

(c)	Mr. Walking Eagle resigned from our board of directors in March 2008.

(d)	Represents the amount recognized for financial statement reporting purposes in accordance with FAS 123R attributable to the acceleration of the exercisability of Mr. Walking Eagle’s stock options upon his departure from our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of April 20, 2009, by (1) each person who is known to us to own beneficially more than five percent of our common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table below, and (4) all current executive officers and directors as a group. The percentage of beneficial ownership is based on 14,849,860 shares outstanding as of April 20, 2009. As indicated in the footnotes, shares issuable pursuant to warrants and options are deemed outstanding for computing the percentage of the person holding such warrants or options but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted below or pursuant to applicable community property laws, each person identified below has sole voting and investment power with respect to the listed shares and none of the listed shares has been pledged as security. Except as otherwise noted below, we know of no agreements among our shareholders that relate to voting or investment power with respect to our common stock. Unless otherwise indicated, the address for each listed shareholder is c/o Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345.

	Amount and
	Nature of
	Beneficial		Percent of
Name and Address of Beneficial Owner(a)	Ownership(a)		Class(a)

Perkins Capital Management, Inc.	2,162,947(b	)	14.3%
Heartland Advisors, Inc.	1,805,800(c	)	12.2%
William J. Nasgovitz	1,805,800(c	)	12.2%
Heartland Value Fund	1,380,000(c	)	9.3%
Donald W. Hodges	1,111,700(d	)	7.5%
First Dallas Holdings, Inc.	1,111,700(d	)	7.5%
Hodges Capital Management, Inc.	1,092,950(d	)	7.4%
Hodges Fund	974,200(d	)	6.6%
Christopher F. Ebbert(e)	130,691(f	)	*
William F. Schnell	128,647(g	)	*
Scott W. Koller	112,917(h	)	*
James C. Granger	110,000(i	)	*
John A. Witham(j)	95,972(k	)	*
Jeffrey C. Mack(l)	80,901(m	)	*
Brian S. Anderson(n)	62,886(o	)	*
Stephen F. Birke	47,500(p	)	*
Thomas J. Moudry	47,500(q	)	*
Gregory T. Barnum	37,500(q	)	*
Robert W. Whent(r)	31,916		*
Brett A. Shockley	27,500(s	)	*
Geoffrey J. Obeney	15,000(s	)	*
All current executive officers and directors as a group (9 persons)	551,564(t	)	3.6%

*	Represents less than one percent.

(a)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children, or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of April 20, 2009.

(b)	As set forth in the Schedule 13G filed on January 23, 2009 by Perkins Capital Management, Inc. (“PCM”). The Schedule 13G reports that PCM is an investment adviser. The Schedule 13G reports that these shares represent 698,011 shares over which PCM has sole voting power and 2,162,947 shares over which PCM has sole dispositive power (including warrants to purchase 305,000 shares of common stock). The address of this shareholder is 730 East Lake Street, Wayzata, MN 55391.

(c)	As set forth in the Schedule 13G filed on February 11, 2009 by Heartland Advisors, Inc. and William J. Nasgovitz. The Schedule 13G reports that Heartland Advisors, Inc. (“HA”) is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of these shares. Mr. Nasgovitz is the president and principal shareholder of HA. The Schedule 13G reports that these shares may be deemed beneficially owned by HA by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time, and by Mr. Nasgovitz as a result of his ownership interest in HA. HA and Mr. Nasgovitz each specifically disclaim beneficial ownership of the reported shares. Mr. Nasgovitz further filed a Form 3 on March 24, 2009 reporting an indirect interest in 485,000 shares owned by an investment partnership that may be deemed to be owned by Mr. Nasgovitz due to his controlling interest in Heartland Holdings, Inc., the parent company of the investment partnership’s general partner. Mr. Nasgovitz disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The Heartland Value Fund, a series of the Heartland Group, Inc., a registered investment company, owns 1,380,000 of the shares reported on the Schedule 13G. The remaining reported shares are owned by various other accounts managed by HA on a discretionary basis. The address of this shareholder is 789 North Water Street, Milwaukee, WI 53202.

(d)	As set forth in the Schedule 13G filed on February 13, 2009 by Donald W. Hodges, First Dallas Holdings, Inc. (“FDH”), First Dallas Securities, Inc. (“FDS”), a broker-dealer and an investment adviser, Hodges Capital Management, Inc. (“HCM”), an investment adviser, Hodges Fund (“HF”), an investment company, and Hodges Small Cap Fund (“HSCF”), an investment company. The Schedule 13G reports that Mr. Hodges is the sole owner of FDH, the parent holding company for FDS, HCM and HF. Mr. Hodges, FDH, HCM and HF each possess shared power to vote and direct the disposition of the shares reported as beneficially owned by such persons. The Schedule 13G states that other individuals have the right to receive the dividends from, and the proceeds from the sale of, the reported securities. The address of this shareholder is 2905 Maple Avenue, Dallas, Texas 75201.

(e)	Mr. Ebbert resigned from his positions with our company in December 2008.

(f)	Includes 78,167 shares purchasable upon the exercise of warrants.

(g)	Includes 2,083 shares purchasable upon the exercise of warrants, 27,500 shares purchasable upon the exercise of options, and 80,731 shares beneficially owned by SHAG LLC (“SHAG”) (of which 11,109 shares are purchasable upon exercise of warrants). Dr. Schnell is an owner of SHAG and may be deemed to beneficially own the shares held by SHAG. Dr. Schnell disclaims beneficial ownership of the shares held by SHAG except to the extent of his pecuniary interest in such shares.

(h)	Includes 22,682 shares purchasable upon the exercise of warrants and 66,250 shares purchasable upon the exercise of options.

(i)	Includes 100,000 shares purchasable upon the exercise of options.

(j)	Mr. Witham resigned from his positions with our company in June 2008.

(k)	Includes 22,222 shares purchasable upon the exercise of warrants and 68,750 shares purchasable upon the exercise of options.

(l)	Mr. Mack resigned from his positions with our company in September 2008.

(m)	Includes 75,353 shares purchasable upon the exercise of warrants.

(n)	Mr. Anderson resigned from his positions with our Company in April 2009.

(o)	Includes 2,222 shares purchasable upon the exercise of warrants and 51,250 shares purchasable upon the exercise of options.

(p)	Includes 37,500 shares purchasable upon the exercise of options.

(q)	Includes 27,500 shares purchasable upon the exercise of options.

(r)	Mr. Whent resigned from his positions with our company in March 2009.

(s)	Represents shares purchasable upon the exercise of options.

(t)	Includes 35,874 shares purchasable upon the exercise of warrants, 353,750 shares purchasable upon the exercise of options, and 80,731 shares beneficially owned by an entity related to one of our directors (of which 11,109 shares are purchasable upon exercise of warrants).

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all such reports. To our knowledge, based solely on a review of copies of reports filed with the SEC during 2008, all applicable Section 16(a) filing requirements were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

We are committed to a compensation philosophy that:

•	Attracts and retains named executive officers;

•	Motivates our named executive officers to achieve our company’s business objectives; and

•	Aligns the interests of our named executive officers with the long-term interests of our company’s shareholders.

To fulfill this philosophy, our compensation committee seeks to:

•	Compensate our named executive officers at competitive levels for comparable positions at similarly situated companies; and

•	Tie the compensation provided our named executive officers to the performance of our company.

Our company’s performance in 2008 reflected the challenges faced by many in this global economic climate. Based on the company’s performance in 2008, no non-equity incentive awards were paid to our named executive officers under our Senior Management Bonus Plan.

Our company took important steps during 2008 to position itself for long-term success. To better align our internal resources with sales levels and project commitments we have taken steps to reduce our expenses. One step in this process was to reduce our headcount. This action has decreased our expense rate and, in the long-term, makes our company a more efficient organization. Additionally, base salaries have been maintained at their 2008 levels, with no increases implemented for 2009 as part of this annual review.

Our executive management team experienced key transitions during 2008, significant to the strategy for our company’s long-term success. Mr. Mack, our former Chairman, President and Chief Executive Officer, resigned in September 2008. Upon Mr. Mack’s resignation, the role of Chairman was separated from the role of Chief Executive Officer, with Mr. Barnum, one of our non-employee directors, assuming the role of non-employee Chairman. Mr. Birke, another member of our board, served as Interim Chief Executive Officer from Mr. Mack’s resignation until Mr. Granger’s appointment in December 2008 as President and Chief Executive Officer. Separately, Mr. Witham, our former Executive Vice President and Chief Financial Officer, resigned in June 2008. Mr. Anderson, who served as our company’s Vice President and Controller from December 2006 until his resignation in April 2009, served as Interim Chief Financial Officer from Mr. Witham’s resignation until March 2009, when Mr. McAreavey was appointed Vice President and Chief Financial Officer. We believe our company is fortunate to have strong executive leadership in place, along with talented and dedicated team members and an involved board to support the company as it moves forward.

The remainder of our Compensation Discussion and Analysis is organized into the following sections:

•	Overview of our executive compensation program; and

•	Details of the total direct compensation paid to our named executive officers.

Unless the context indicates otherwise, this Compensation Discussion and Analysis describes our executive compensation program as in effect during 2008. We frequently review our executive compensation program and may change or discontinue any aspect of the program at any time. This flexibility ensures that we continue to be responsive to the dynamics of the marketplace for executive talent while maintaining our focus on driving shareholder value.

This Compensation Discussion and Analysis contains statements regarding our company’s performance targets and goals. These targets and goals are discussed in the limited context of our executive compensation program and should not be considered statements of management’s expectations or estimates of results or other guidance. Our company specifically cautions investors not to apply these statements to other contexts.

Overview of Our Executive Compensation Program

Employment Agreements:  Among our named executive officers, we have employment agreements with our President and Chief Executive Officer, our Vice President and Chief Financial Officer and our Executive Vice President and Chief Operating Officer. During 2008 we also had employment agreements with the following named executive officers: our former President and Chief Executive Officer, our former Executive Vice President and Chief Financial Officer, our former Executive Vice President, Content Engineering and President of Wireless Ronin Technologies (Canada), Inc., our former Vice President and Controller and our former Executive Vice President and Chief Technology Officer. Our compensation committee believes that employment agreements are customary and appropriate at this level of leadership. Each of the currently operative employment agreements is described in detail in the narrative following “Potential Payments upon Termination or Change in Control.”

Compensation Arrangements for Interim Chief Executive Officer:  In September 2008, upon the resignation of Mr. Mack, our board of directors appointed Mr. Birke to serve as our Interim Chief Executive Officer. Our board, which at the time consisted of all independent directors, negotiated the terms of Mr. Birke’s employment. Although Mr. Birke did not have an employment agreement, he was compensated at an annual base salary of $300,000. This amount was set in excess of the $260,000 annual base salary of his predecessor given the challenges faced by our company at the time of such transition. Consistent with our expense reduction initiatives, the annual base salary of our President and Chief Executive Officer was reduced to $250,000 when our company hired Mr. Granger to serve in such positions in December 2008. After a short period of overlap with Mr. Granger to facilitate a smooth transition, Mr. Birke’s employment with our company ceased in January 2009. In addition to the above-referenced cash compensation, our board of directors awarded Mr. Birke five-year options for the purchase of an aggregate of 70,000 shares of common stock under our Amended and Restated 2006 Equity Incentive Plan. Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter. In accordance with the terms of the Amended and Restated 2006 Equity Incentive Plan, the exercise price of each option is $1.61 per share, representing the closing price of our common stock on the NASDAQ Global Market on October 17, 2008. Each of our company’s non-employee directors received a stock option award for the purchase of 20,000 shares of common stock on the same terms on the same date. The board granted a larger award to Mr. Birke in consideration of his service to our company as Interim Chief Executive Officer.

Compensation Arrangements for Interim Chief Financial Officer:  In June 2008, upon the resignation of Mr. Witham, our board of directors appointed Mr. Anderson to serve as our Interim Chief Financial Officer. Mr. Anderson, who also held the positions of Vice President and Controller, continued to serve our company under the terms of his pre-existing employment agreement. Although Mr. Anderson’s annual base salary was not increased during his service as Interim Chief Financial Officer, he was awarded a discretionary bonus of $2,500 per month during such service in consideration of the additional responsibilities associated with the new position. Mr. Anderson, who served as our Vice President and Controller from December 2006 until his resignation in April 2009, ceased serving as our Interim Chief Financial Officer in March 2009 when our company hired Mr. McAreavey to serve as our Vice President and Chief Financial Officer. In addition to the above-referenced cash compensation, our board of directors awarded Mr. Anderson a five-year option for the purchase of 15,000 shares of common stock under our Amended and Restated 2006 Equity Incentive Plan. Such option becomes exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter. In accordance with the terms of the Amended and Restated 2006 Equity Incentive Plan, the exercise price of such option is $1.61 per share, representing the closing price of our common stock on the NASDAQ Global Market on October 17, 2008. The board granted this award to Mr. Anderson for retention purposes.

Change-in-Control Agreements:  The above-referenced employment agreements contain provisions related to, and define, a change-in-control of our company. Each of the currently operative employment agreements is described in detail in the narrative following “Potential Payments upon Termination or Change in Control.” We do not maintain any other change-in-control policies or plans.

Severance Policy:  The above-referenced employment agreements contain provisions related to severance payments upon termination of employment. Each of the currently operative employment agreements is described in detail in the narrative following “Potential Payments upon Termination or Change in Control.” We do not maintain any other severance policies or plans. The amounts and types of severance paid or payable to named executive officers no longer employed with our company are described in detail in the narrative following “Potential Payments upon Termination or Change in Control.”

Role of Executive Officers:  Our compensation committee looks to certain executive officers, including named executive officers, for assistance with the design and assessment of our executive compensation program and other personnel issues. For example, our named executive officers assist in the development of corporate succession plans for our Chief Executive Officer and other senior corporate officers, and provide periodic reports on matters relating to the company’s personnel appointments and practices. The committee reviews the performance of the Chief Executive Officer, whereas our Chief Executive Officer assists the committee with its annual review of the performance of the other executive officers. Named executive officers also assist the committee by providing insight on our company’s business goals and results, defining objectives for individual executives, and assessing the effect on our culture and personnel of suggested changes to our compensation programs. No executive officer is involved in assessing or setting his or her own compensation.

Impact of Tax and Accounting Treatment on Compensation Decisions:  Our compensation committee reviews the tax and accounting treatment of compensation paid to our named executive officers. The potential tax and accounting treatment are factors, but not the only factors, the committee takes into consideration when approving compensation components and amounts.

Section 162(m) of the Code generally limits the deductibility of compensation in excess of $1 million for the Chief Executive Officer and the four most highly compensated employees other than the Chief Executive Officer. Certain performance-based compensation is not subject to this limitation. Our committee may determine that our compensation objectives are not furthered when compensation must be paid in a specific manner to be tax deductible.

Perquisites and Other Benefits:  Our company does not currently provide to our named executive officers any perquisites or other benefits, other than standard health insurance benefits and the ability to purchase shares of our common stock at a discount under our 2007 Associate Stock Purchase Plan. Because our standard health insurance benefits do not discriminate in scope, terms or operation, in favor of executive officers and are available generally to all non-temporary, full-time employees, such benefits are not deemed to be compensatory for purposes of the Summary Compensation Table below. Furthermore, because the discount provided under our 2007 Associate Stock Purchase Plan is available generally to all salaried employees of our company, such benefit is not deemed to be compensatory for purposes of the Summary Compensation Table below. We formerly paid the premiums associated with an enhanced long-term disability insurance benefit for our officers. Such program was discontinued in 2008 as part of our cost savings measures. Our compensation committee believes that in its current growth mode, and with its commitment to control expenses, the company is not in a position to offer perquisites or other non-standard benefits to any of its employees, including the named executive officers.

Total Direct Compensation

Base Salary:  Our named executive officers receive a base salary to compensate them for services rendered throughout the year. Base salary is intended to recognize each officer’s responsibilities, role in the organization, experience level, and contributions to the success of our company. The compensation committee considers at the close of each fiscal year base salary levels for the following year.

In December 2007 our compensation committee reviewed the base salary levels for our named executive officers. The committee’s review focused on the individual performance of the named executive officers and the accomplishments of the company throughout 2007. The committee also considered an executive compensation survey and other executive compensation data provided by CBIZ Human Capital Services, an executive compensation consultant engaged during 2007. The committee used this outside data to analyze the competitiveness of the company’s base salaries. Using these performance reviews and data, the committee adjusted base salaries for the named executive officers an average of 12.1 percent.

In December 2008 our compensation committee reviewed the base salary levels for our named executive officers. The committee considered the company’s overall effort to better align expenses with its current level of sales and projects. In light of this effort, as well as the current global economic situation, the committee determined to maintain base salaries for the named executive officers at their 2008 levels, with no increases implemented for 2009 as part of this annual review.

Throughout 2008, Mr. Koller also was eligible to receive commissions based upon company-wide sales. Effective January 1, 2009, Mr. Koller ceased to be eligible for commissions. As with all of our other named executive officers, Mr. Koller’s non-equity incentive compensation, if any, will instead source from the below-described Senior Management Bonus Plan.

Senior Management Bonus Plan:  Our named executive officers are eligible for non-equity incentive awards under our company’s Senior Management Bonus Plan, which was established in December 2007. Awards under this plan may be paid in cash or in shares of restricted stock, ranging from a threshold of 20 percent to a maximum of 200 percent of a target award dollar amount pre-established for each named executive officer. Actual award amounts are determined early each year based on the company’s achievement of pre-established performance targets for the prior year.

The compensation committee utilizes the Senior Management Bonus Plan to reward the named executive officers for their contributions to the company’s performance. The committee believes that the Senior Management Bonus Plan is an effective and appropriate method of providing short-term incentives to the named executive officers, who do not earn commissions and are not eligible to participate in the company’s profit sharing bonus program available to other non-commissioned employees. Awards under the Senior Management Bonus Plan reward named executive officers for performance for the prior year and create incentives to drive behavior in subsequent years.

In December 2007 our compensation committee approved the Senior Management Bonus Plan for 2008. It first approved a target award dollar amount for each named executive officer. The committee then approved the company’s targeted performance on which actual awards amounts would be determined. Actual award amounts for the company’s performance in 2008 would be based 75 percent on the company’s achievement of its 2008 revenue goal, and 25 percent on the company’s achievement of its target gross margin percentage. The committee could have adjusted the plan’s revenue goal up or down for any equitable reason, including a board-approved material deviation in the company’s budget and business plan, if the company completed an acquisition during the year, or if the company changed its capital structure. The company did not achieve its revenue goal or its gross margin goal for 2008, and the committee chose not to adjust the goals for purposes of the plan. Accordingly, no awards were made under the Senior Management Bonus Plan for the company’s performance in 2008.

In December 2008 our compensation committee approved the Senior Management Bonus Plan for 2009. It first approved a target award dollar amount for each named executive officer (Mr. Granger — $200,000; Mr. Koller — $75,000; and Mr. Anderson — $35,000). The committee then approved the company’s targeted performance on which actual award amounts will be determined. In recognition of the company’s evolving culture and focus on controlling expenses, actual award amounts for 2009 performance will be based 50 percent on the company’s achievement of its 2009 revenue goal, and 50 percent on the company’s achievement of its target EBITDA123R/(loss). The committee believes it is appropriate to consider performance relative to this non-GAAP measure because it factors out the non-cash expense of stock option awards. The committee believes that it would be competitively harmful to disclose the company’s actual 2009 revenue goal and targeted EBITDA123R/(loss), as that would enable competitors to identify the company’s financial targets and business strategies. In March 2009, upon the commencement of Mr. McAreavey’s service as our Vice President and Chief Financial Officer, Mr. McAreavey’s target award dollar amount for 2009 performance was set at $40,000.

Discretionary Bonus:  The nature of the discretionary bonus earned during 2008 by one of our named executive officers is described above in detail under the caption “Compensation Arrangements for Interim Chief Financial Officer.”

Stock Option Awards:  Our named executive officers are eligible for stock option awards under our company’s Amended and Restated 2006 Equity Incentive Plan. Stock options are awarded as incentives for future performance and to encourage named executive officers to remain with the company. Stock options are also intended to align the interests of our named executive officers with our shareholders.

With one exception, stock options awarded to our named executive officers during 2008 have a term of five years and become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter. Although subject to the same vesting schedule, the stock option awarded in December 2008 to Mr. Granger, in conjunction with his appointment as our President and Chief Executive Officer, has a term of ten years. The exercise price for each of the stock options awarded during 2008 is the closing price of our company’s stock on the NASDAQ Global Market on the date of each grant.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for 2008, 2007 and 2006.

								Non-Equity
								Incentive
					Stock	Option		Plan	All Other
		Salary		Bonus	Awards	Awards		Compensation	Compensation		Total
Name and Principal Position	Year	($)(a)		($)	($)	($)(b)		($)(c)	($)		($)

James C. Granger	2008	2,885		0	0	44,047		0	0		46,932
President, Chief Executive	2007	0		0	0	0		0	0		0
Officer and Director(d)	2006	0		0	0	0		0	0		0
Stephen F. Birke	2008	83,077		0	0			0	5,000	(f)	141,150
Director and Former Interim	2007	0		0	0	53,073		0	0		0
Chief Executive Officer(e)	2006	0		0	0	0		0	0		0
Jeffrey C. Mack	2008	209,500		0	0	113,285	(h)	0	60,236	(i)	383,021
Former Chairman, President	2007	225,000		0	0	323,155		87,500	1,348		637,003
and Chief Executive Officer(g)	2006	171,769		100,000	0	173,747		0	804		446,320
Brian S. Anderson	2008	143,000		17,500	33,900	84,615		0	412	(k)	279,427
Former Vice President, Controller and	2007	137,500		0	0	102,435		12,500	242		252,677
Former Interim Chief Financial Officer(j)	2006	7,904		0	0	21,192		0	0		29,096
John A. Witham	2008	98,380		0	0	16,928		0	195,135	(m)	310,443
Former Executive Vice	2007	175,000		0	0	152,929		35,000	242		363,171
President and Chief Financial Officer(l)	2006	127,596		60,000	0	145,197		0	0		332,793
Scott W. Koller	2008	208,378	(n)	0	0	121,008		0	322	(k)	329,708
Executive Vice President	2007	182,736		0	0	89,946		12,500	528		285,710
and Chief Operating Officer	2006	169,425		30,000	0	48,128		0	0		247,553
Robert W. Whent	2008	212,423		0	0	0		0	0		212,423
Former Executive Vice	2007	79,721		0	0	0		0	0		79,721
President, Content Engineering	2006	0		0	0	0		0	0		0
and President, Wireless Ronin
Technologies (Canada), Inc.(o)
Christopher F. Ebbert	2008	191,769		0	0	590		0	15,322	(q)	207,681
Former Executive Vice	2007	170,000		0	0	70,012		15,000	522		255,534
President and Chief Technology Officer(p)	2006	148,769		25,000	0	0		0	0		173,769

(a)	Effective April 1, 2009, the annual base salaries of our current executive officers were as follows: Mr. Granger — $250,000; Mr. Koller — $200,000; and Mr. McAreavey — $182,500.

(b)	Represents the amount recognized for financial statement reporting purposes with respect to the applicable year for stock options in accordance with FAS 123R. The assumptions made in the valuation are those set forth in Note 9 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008. The company used a zero percent forfeiture rate assumption in years 2008, 2007 and 2006.

(c)	No compensation was awarded under our Senior Management Bonus Plan for 2008 performance.

(d)	Mr. Granger joined our company in December 2008.

(e)	Mr. Birke became a member of our board of directors in July 2008 and served as our Interim Chief Executive Officer from September 2008 to December 2008.

(f)	Represents fees paid in cash for service as a non-employee director prior to becoming Interim Chief Executive Officer.

(g)	Mr. Mack resigned from his positions with our company in September 2008.

(h)	Represents the amount recognized for financial statement reporting purposes in accordance with FAS 123R attributable to the acceleration of the exercisability of Mr. Mack’s stock options upon his resignation.

(i)	Represents $60,000 in severance payments earned in 2008 and $236 in premiums we paid for enhanced long-term disability insurance. Under the separation agreement with Mr. Mack, severance payments are paid in equal installments over a 12-month period. Because such payments are conditioned upon Mr. Mack’s compliance with certain obligations under his former employment agreement, including a two-year non-competition period, the severance amount included in this entry reflects only the amounts earned during 2008. In addition, the value of the acceleration of Mr. Mack’s stock options under his separation agreement is presented under “Option Awards.” Details regarding the full amount of Mr. Mack’s severance are set forth in “Potential Payments upon Termination or Change in Control.”

(j)	Mr. Anderson joined our company in December 2006 and resigned from his positions with our company in April 2009.

(k)	Represents premiums we paid for enhanced long-term disability insurance.

(l)	Mr. Witham resigned from his positions with our company in June 2008.

(m)	Represents $195,000 in severance payments earned in 2008 and $135 in premiums we paid for enhanced long-term disability insurance. Under the separation agreement with Mr. Witham, severance payments are paid in equal installments over the one-year non-competition period specified in his former employment agreement. Because such payments are conditioned upon Mr. Witham’s compliance with his continuing obligations thereunder, the severance amount included in this entry reflects only the amount earned during 2008. Details regarding the full amount of Mr. Witham’s severance are set forth in “Potential Payments upon Termination or Change in Control.”

(n)	Includes $23,378 in commissions based upon company-wide sales. Effective January 1, 2009, Mr. Koller ceased to be eligible for commissions.

(o)	Mr. Whent joined our company in August 2007 and resigned from his positions with our company in March 2009. The amounts shown for Mr. Whent are translated into U.S. dollars using the average Canadian foreign exchange rate in effect for the applicable year.

(p)	Mr. Ebbert resigned from his positions with our company in December 2008.

(q)	Represents $15,000 in severance payments earned in 2008 and $322 in premiums we paid for enhanced long-term disability insurance. Under the separation agreement with Mr. Ebbert, severance payments are paid in equal installments over the one-year non-competition period specified in his former employment agreement. Because such payments are conditioned upon Mr. Ebbert’s compliance with his continuing obligations thereunder, the severance amount included in this entry reflects only the amount earned during 2008. Details regarding the full amount of Mr. Ebbert’s severance are set forth in “Potential Payments upon Termination or Change in Control.”

Grants of Plan-Based Awards

The following table sets forth information concerning non-equity incentive plan awards that could have been paid for 2008 performance and equity incentive plan awards granted in 2008 to our named executive officers. The exercise price of each stock option awarded during 2008 represented the closing price of our common stock on the NASDAQ Global Market on the date of grant.

					All Other
					Option
					Awards:
		Estimated Future Payouts			Number of		Exercise or	Grant Date
		Under Non-Equity			Securities		Base Price of	Fair Value of
		Incentive Plan Awards(a)			Underlying		Option	Stock and
		Threshold	Target	Maximum	Options		Awards	Option
Name	Grant Date	($)	($)	($)	(#)		($/Sh)	Awards

James C. Granger	12/17/2008	N/A	N/A	N/A	400,000	(b)	$0.67	$169,236
Stephen F. Birke	7/30/2008				10,000	(c)	$4.89	$7,823
	10/17/2008				20,000	(d)	$1.61	$20,602
	10/17/2008	N/A	N/A	N/A	50,000	(d)	$1.61	$51,505
Jeffrey C. Mack	N/A	$40,000	$200,000	$400,000	0		N/A	N/A
Brian S. Anderson	10/17/2008	$10,000	$50,000	$100,000	15,000	(d)	$1.61	$15,452
John A. Witham	N/A	$19,000	$95,000	$190,000	0		N/A	N/A
Scott W. Koller	10/17/2008	$10,000	$50,000	$100,000	50,000	(d)	$1.61	$51,505
Robert W. Whent	N/A	N/A	N/A	N/A	0		N/A	N/A
Christopher F. Ebbert	N/A	$6,000	$30,000	$60,000	0		N/A	N/A

(a)	As noted above in our Compensation Discussion and Analysis, based on the company’s performance in 2008, no non-equity incentive awards were paid to our named executive officers under our Senior Management Bonus Plan.

(b)	This ten-year option vested to the extent of 25 percent of the shares purchasable thereunder on December 17, 2008, and vests to the extent of 25 percent of the shares purchasable thereunder on each of December 17, 2009, December 17, 2010 and December 17, 2011.

(c)	This five-year option vested to the extent of 10,000 shares on July 30, 2008. Mr. Birke, our former Interim Chief Executive Officer, ceased to be an outside director on September 23, 2008, and as a result the remainder of this option was forfeited under the terms of the 2006 Non-Employee Director Stock Option Plan.

(d)	These five-year options vested to the extent of 25 percent of the shares purchasable thereunder on October 17, 2008, and vest to the extent of 25 percent of the shares purchasable thereunder on each of October 17, 2009, October 17, 2010 and October 17, 2011.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth certain information concerning outstanding stock option awards held by our named executive officers as of December 31, 2008:

	Option Awards(a)
	Number of Securities		Number of Securities
	Underlying		Underlying		Option
	Unexercised Options		Unexercised Options		Exercise	Option
	(#)		(#)		Price	Expiration
Name	Exercisable		Unexercisable		($)	Date

James C. Granger	100,000	(b)	300,000	(b)	0.67	12/17/2018
Stephen F. Birke	10,000	(c)	0		4.89	09/23/2009	(d)
	5,000	(e)	15,000	(e)	1.61	10/17/2013
	12,500	(e)	37,500	(e)	1.61	10/17/2013
Jeffrey C. Mack	120,000	(f)	0		2.80	03/22/2009
	35,354	(g)	0		2.25	07/12/2009
	18,333	(g)	0		6.75	09/02/2010
	21,666	(g)	0		9.00	03/31/2011
Brian S. Anderson	2,222	(g)	0		9.00	10/03/2010
	18,750	(h)	0		6.25	12/11/2011
	12,500	(i)	12,500	(i)	5.65	12/27/2011
	0	(j)	3,750	(j)	2.80	12/27/2012
	3,750	(k)	0		1.61	10/17/2013
John A. Witham	22,222	(g)	0		9.00	01/18/2011
	50,000	(l)	0		4.00	05/09/2009	(m)
	18,750	(n)	0		5.65	05/09/2009	(m)
Scott W. Koller	1,388	(g)	0		6.75	12/15/2009
	5,555	(g)	0		6.75	08/04/2010
	2,777	(g)	0		11.25	10/10/2010
	1,851	(g)	0		9.00	02/06/2011
	11,111	(g)	0		9.00	03/24/2011
	23,750	(o)	71,250	(o)	5.65	12/27/2011
	0	(p)	25,000	(p)	2.80	12/27/2012
	12,500	(e)	37,500	(e)	1.61	10/17/2013
Robert W. Whent	0		0		N/A	N/A
Christopher F. Ebbert	18,750	(q)	0		5.65	03/16/2009
	13,888	(g)	0		6.75	09/01/2009
	1,863	(g)	0		9.00	12/22/2009
	3,888	(g)	0		2.25	01/26/2010
	13,888	(g)	0		6.75	03/01/2010
	1,863	(g)	0		9.00	04/22/2010
	15,000	(g)	0		9.00	03/31/2011

(a)	Unless otherwise indicated, represents shares issuable upon the exercise of stock options awarded under our Amended and Restated 2006 Equity Incentive Plan.

(b)	This option vested to the extent of 25 percent of the shares purchasable thereunder on December 17, 2008, and vests to the extent of 25 percent of the shares purchasable thereunder on each of December 17, 2009, December 17, 2010 and December 17, 2011.

(c)	This option, which was granted under our 2006 Non-Employee Director Stock Option Plan to Mr. Birke as an outside director, vested to the extent of 10,000 shares on July 30, 2008. Mr. Birke ceased to be an outside director on September 23, 2008 when he began service as our Interim Chief Executive Officer, and as a result the remainder of this option was forfeited pursuant to the terms of such plan.

(d)	Under the provisions of our 2006 Non-Employee Director Stock Option Plan, this option expires on the first anniversary of the commencement of Mr. Birke’s service as our Interim Chief Executive Officer. This option was originally scheduled to expire on July 30, 2013.

(e)	These options vested to the extent of 25 percent of the shares purchasable thereunder on October 17, 2008, and vest to the extent of 25 percent of the shares purchasable thereunder on each of October 17, 2009, October 17, 2010 and October 17, 2011.

(f)	We agreed to accelerate the vesting of this stock option to the date of Mr. Mack’s resignation. It was originally scheduled to vest in four equal annual installments commencing January 1, 2009. We also agreed to extend the period of exercisability of this stock option for an additional 90 days beyond the standard period of post-termination exercisability. As a result, this stock option, which was originally scheduled to expire on December 27, 2012, expired on March 22, 2009.

(g)	Represents shares purchasable upon the exercise of warrants.

(h)	This option vested to the extent of 25 percent of the shares purchasable thereunder on each December 11, 2006, December 11, 2007 and December 11, 2008. The vesting of this option ceased upon Mr. Anderson’s resignation from our company.

(i)	These options vested to the extent of 25 percent of the shares purchasable thereunder on January 1, 2008 and January 1, 2009. Amounts shown as exercisable and unexercisable were exercisable and unexercisable at December 31, 2008, respectively. The vesting of this option ceased upon Mr. Anderson’s resignation from our company.

(j)	These options vested to the extent of 25 percent of the shares purchasable thereunder on January 1, 2009. Amounts shown as exercisable and unexercisable were exercisable and unexercisable at December 31, 2008, respectively. The vesting of this option ceased upon Mr. Anderson’s resignation from our company.

(k)	This option vested to the extent of 25 percent of the shares purchasable thereunder on October 17, 2008. The vesting of this option ceased upon Mr. Anderson’s resignation from our company.

(l)	This option vested to the extent of 25 percent of the shares purchasable thereunder on each of March 30, 2006, March 30, 2007, and March 30, 2008. The vesting of this option ceased upon Mr. Witham’s resignation from our company.

(m)	We agreed to extend the period of exercisability of the stock options held by Mr. Witham that were vested as of the date of his resignation. In particular, the expiration date of such options was extended to the date which is 180 days after the end of the then current blackout period imposed upon the company’s employees. Because such blackout period ended on November 10, 2008, Mr. Witham’s affected options will expire on May 9, 2009. The above-referenced stock options exercisable for the purchase of 50,000 shares and 18,750 shares were originally scheduled to expire on March 30, 2011 and December 27, 2011, respectively.

(n)	This option vested to the extent of 25 percent of the shares purchasable thereunder on January 1, 2008. The vesting of this option ceased upon Mr. Witham’s resignation from our company.

(o)	These options vested to the extent of 25 percent of the shares purchasable thereunder on each of January 1, 2008 and January 1, 2009 and vest to the extent of 25 percent of the shares purchasable thereunder on each of January 1, 2010 and January 1, 2011.

(p)	These options vested to the extent of 25 percent of the shares purchasable thereunder on January 1, 2009 and vest to the extent of 25 percent of the shares purchasable thereunder on each of January 1, 2010, January 1, 2011, and January 1, 2012.

(q)	This option vested to the extent of 25 percent of the shares purchasable thereunder on January 1, 2008. The vesting of this option ceased upon Mr. Ebbert’s resignation from our company.

Option Exercises and Stock Vested

The following table sets forth information concerning each exercise of stock options and each vesting of restricted stock for our named executive officers during the year ended December 31, 2008:

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)(a)	(#)	($)(b)

James C. Granger	0	0	0	0
Stephen F. Birke	0	0	0	0
Jeffrey C. Mack	0	0	0	0
Brian S. Anderson	0	0	6,000	$17,460
John A. Witham	0	0	0	0
Scott W. Koller	0	0	0	0
Robert W. Whent	0	0	0	0
Christopher F. Ebbert	41,665	$151,523	0	0

(a)	The value realized represents taxable income upon exercise. It is determined by computing the difference between the market price of our common stock at exercise and the exercise price of the stock option.

(b)	The value realized on vesting of restricted stock reflects the total pre-tax value realized. It is determined by multiplying the number of shares that vested by the closing price of our common stock on December 31, 2007 (the business day before vesting). The stock award reported in the table above vested on January 1, 2008, which was a holiday.

Potential Payments upon Termination or Change in Control

Upon the termination of a named executive officer or change in control of the company, a named executive officer may be entitled to payments or the provision of other benefits, depending on the triggering event.

Named Executive Officers Currently Employed by Our Company

The potential payments for each named executive officer who is currently employed with our company were determined as part of the negotiation of each of their employment agreements, and the compensation committee believes that the potential payments for the triggering events are in line with current compensation trends. The events that would trigger a current named executive officer’s entitlement to payments or other benefits upon termination or a change in control, and the value of the estimated payments and benefits are described in the following table, assuming a termination date (based on annual base salaries in effect as of April 1, 2009) and, where applicable, a change in control date of December 31, 2008, and a stock price of $0.82 per share, which was the closing price of one share of our common stock on December 31, 2008:

		James C.	Darin P.	Scott W.
Scenario	Benefits	Granger	McAreavey(a)	Koller

Involuntary Termination without Cause, or Voluntary Resignation for Good Reason, not upon a Change in Control	Severance	$250,000	$91,250	$207,736

	Acceleration of options	$0	$0	$0

	COBRA continuation payments	$8,801	$4,401	$8,801

	Total:	$258,801	$95,651	$216,537

Involuntary Termination without Cause or Voluntary Resignation for Good Reason, within 12 months of Change in Control(b)	Severance	$250,000	$91,250	$185,000

	Acceleration of options	$92,871	$16,781	$4,457

	COBRA continuation payments	$8,801	$4,401	$8,801

	Total:	$351,672	$112,432	$198,258

Voluntary Resignation following Change in Control(b)	Severance	$0	$0	$0

	Acceleration of options	$92,871	$16,781	$4,457

	COBRA continuation payments	$0	$0	$0

	Total:	$92,871	$16,781	$4,457

(a)	Although not a named executive officer for 2008, Mr. McAreavey joined our company in March 2009. Amounts shown represent payments as if he had been employed by us under his current employment agreement as of December 31, 2008, and terminated on such date.

(b)	Our Amended and Restated 2006 Equity Incentive Plan provides that, unless otherwise provided by our compensation committee in an award agreement, any options outstanding as of the date of a change in control which are not then exercisable and vested shall become fully exercisable and vested.

Named Executive Officers Formerly Employed by Our Company

The amounts actually paid or payable to each named executive officer who resigned from their positions with our company are set forth in the following table and the portion of such amounts earned during 2008 are included in the “All Other Compensation” column of the Summary Compensation Table.

		Jeffrey C.	Steven F.	John A.	Christopher F.	Robert W.
Scenario	Benefits	Mack	Birke(a)	Witham	Ebbert	Whent(b)

Voluntary Resignation(c)	Severance	$260,000	$0	$285,000	$195,000	$212,423
	Acceleration of options	$94,095	$0	$0	$0	$0

	COBRA continuation payments	$12,071	$0	$8,801	$5,833	$2,629

	Total:	$366,166	$0	$293,801	$200,833	$215,052

(a)	Mr. Birke, who served as our Interim Chief Executive Officer from September 2008 to December 2008, did not receive payments or the provision of other benefits in connection with the cessation of his employment with our company.

(b)	Mr. Whent resigned from his positions with our company in March 2009. The amounts shown for Mr. Whent are translated into U.S. dollars using the average Canadian foreign exchange rate in effect for 2008.

(c)	Upon the resignations of Messrs. Mack, Witham, Whent and Ebbert, each entered into a separation agreement with our company providing for certain payments and the provision of other benefits. Such benefits are described in detail below under the caption “Separation Agreements.”

Employment Agreements

We have employment agreements with Messrs. Granger, McAreavey, and Koller. The agreements with Messrs. Granger and McAreavey have terms ending December 31, 2009. The agreement with Mr. Koller has a term ending April 1, 2010. Each of these agreements will be automatically extended for successive one year periods unless either we or the officer elects not to extend employment. In general, the annual base salary payable under these agreements may be increased, but not decreased, in the sole discretion of our board. These agreements prohibit each officer from competing with us during his or her employment and for a period of time thereafter (two years for Mr. Granger and one year for each of the other officers). The agreements also contain non-disclosure, non-interference and non-solicitation provisions. If we terminate the officer’s employment without cause, the officer is entitled to receive a severance payment equal to a portion of his annual base salary (six months for Mr. McAreavey and one year for each of the other officers). In addition, in a termination without cause, Mr. Koller is entitled to a payment equal to his earned commission, and each other officer is entitled to a payment equal to the non-equity incentive plan award paid in the prior year, if any. If there has been a change of control in our company and the officer’s employment is involuntarily terminated or the officer leaves for good reason within 12 months following the change of control, we would pay the officer the severance payments described above, except that Mr. Koller would be entitled to his base salary only. Severance payments would generally be made to these officers in equal monthly installments over the non-competition period specified in the agreement.

Separation Agreements

In connection with the resignations of each of Messrs. Mack, Witham, Whent and Ebbert, in consideration of each officer’s execution of a reasonable and customary release, we awarded certain severance benefits. Mr. Mack received separation payments aggregating one year’s base salary, the right to medical (COBRA) benefits for one year, accelerated vesting of options for the purchase of 120,000 shares at $2.80 per share, and a 90-day extension of the post-termination exercisability of (a) such options and (b) warrants for the purchase of 35,354 shares at $2.25 per share. The salary component of Mr. Mack’s separation payment represented one-half of the amount that would have been payable under Mr. Mack’s employment agreement upon an involuntary termination without cause. Mr. Witham received severance payments equal to one and a half times his base salary, one and a half times his prior year non-equity incentive plan award, the right to medical (COBRA) benefits for one year, and payment for accrued, unused paid time off, as set forth in his employment agreement for an involuntary termination without cause. We also agreed to extend the period of exercisability of the stock options held by Mr. Witham that were vested as of the date of his resignation. In particular, the expiration date of such options was extended to the date which is 180 days after the end of the then current blackout period imposed upon the company’s employees. Because such blackout period ended on November 10, 2008, Mr. Witham’s affected options will expire on May 9, 2009. Mr. Whent received severance payments equal to one year’s base salary, the right to medical (COBRA) benefits for one year, and payment for accrued, unused paid time off, as set forth in his employment agreement for an involuntary termination without cause. Pursuant to Mr. Whent’s separation agreement, Mr. Whent also assumed the obligations of Wireless Ronin Technologies (Canada), Inc. under certain agreements with customers using the online teaching education portal program and our company assigned its rights under several related agreements to Mr. Whent. Mr. Ebbert received severance payments equal to one year’s base salary, one times his prior year non-equity incentive plan award, the right to medical (COBRA) benefits for one year, and payment for accrued, unused paid time off, as set forth in his employment agreement for an involuntary termination without cause.

Under the separation agreements with each of the foregoing officers, severance payments are paid in equal installments over the one-year non-competition period specified in such officers’ former employment agreements, except that payments to Mr. Mack are paid over a one-year period and his two-year non-competition period remains in force.

Recent Departure

In April 2009, Mr. Anderson terminated his employment with the company. We are engaged in discussions with Mr. Anderson regarding the final details of his departure, which may include severance payments set forth in his employment agreement for a termination without cause, in consideration of a reasonable and customary release and Mr. Anderson’s cooperation in providing for transition of his responsibilities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

In February 2009, our board of directors adopted a written policy for the review and approval of related person transactions requiring disclosure under Rule 404(a) of Regulation S-K. This policy states that the audit committee is responsible for reviewing and approving or disapproving all interested transactions, which are defined as any transaction, arrangement or relationship in which (a) the amount involved may be expected to exceed $120,000 in any fiscal year, (b) our company will be a participant, and (c) a related person has a direct or indirect material interest. A related person is defined as an executive officer, director or nominee for director, or a greater than five percent beneficial owner of our company’s common stock, or an immediate family member of the foregoing. The policy deems certain interested transactions to be pre-approved, including the employment and compensation of executive officers.

Employment Agreements

The terms of the employment agreements between our company and our current executive officers are set forth in the Executive Compensation section of this proxy statement under the caption “Potential Payments upon Termination or Change in Control.”

Transactions with Spanlink Communications, Inc.

In June 2007, we executed a statement of work with Spanlink Communications, Inc. relating to the acquisition of a communications system for a new office location. The statement of work specified a Cisco Unified Communications system, including hardware, software and services in connection with the installation and maintenance of the system, and arose out of a proposal from Spanlink and a master services agreement signed by the parties in April 2007. In November 2007, we executed another statement of work with Spanlink relating to our Canadian facility. Brett A. Shockley, one of our directors, was the President, Chairman, a Director and principal shareholder of Spanlink at the time we entered into these transactions. We paid Spanlink approximately $72,748 in 2007 and approximately $221,590 in 2008 for hardware, software and professional services under the contract. We believe the communication systems from Spanlink and the cost thereof to be competitive with systems that could be provided by unrelated parties.

PROPOSAL NO. 2
AMENDMENT TO AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

Overview

The board of directors and our shareholders previously approved the Amended and Restated 2006 Equity Incentive Plan. The board initially reserved 1,000,000 shares of common stock for issuance under the plan. On November 15, 2007, our shareholders approved an increase in the total number of shares available for issuance under the plan to 1,750,000 shares. As of April 20, 2009, we had outstanding option awards for 1,406,259 shares with a weighted average exercise price of $2.37 per share. As a result, 336,741 shares remained available for future award under the plan. The number of shares currently available for awards under the plan has been determined by the board to be insufficient to meet the future anticipated needs of our company. Options and other possible forms of awards under the plan are expected to be an important incentive to attract, retain and motivate eligible participants in order to achieve our growth and profitability objectives. A general description of the plan is set forth below.

Plan Summary

Purpose.  The purpose of the plan is to permit the board to develop and implement a variety of stock-based programs based on the changing needs of the company. The board and senior management of the company believe it is in the best interests of the company’s shareholders for officers, employees and certain other persons to own stock in the company and that such ownership enhances the company’s ability to attract highly qualified personnel, strengthen its retention capabilities, and enhance the long-term performance of the company to vest in participants a proprietary interest in the success of the company and to provide certain “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

Shares Subject to the Plan.  The maximum number of shares issuable pursuant to awards of restricted stock, restricted stock units or stock bonuses is currently 1,750,000 shares. If any award lapses, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by us, any such shares will again become available for issuance under the plan. Shares will not be treated as having been issued under the plan, and therefore will not reduce the number of shares available for grant, to the extent an award is settled in cash or shares are withheld in satisfaction of tax withholding obligations. Appropriate adjustments will be made to the shares reserved under the plan, to the other numerical limits on awards under the plan and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.

Administration.  The plan is administered by the compensation committee of our board of directors. Awards to participants are granted by the committee which consists of at least two directors, each of whom is both a non-employee director within the meaning of Exchange Act Rule 16b-3 and an outside director for purposes of Section 162(m) of the Code. Subject to the provisions of the plan, the committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The committee may, subject to certain limitations required by Section 162(m) of the Code and the express language in the plan that prohibits amending, modifying, extending, canceling or renewing any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The committee may establish rules and policies for administration of the plan and adopt one or more forms of agreement to evidence awards made under the plan. The committee interprets the plan and any agreement used under the plan, and all determinations of the committee are final and binding on all persons having an interest in the plan or any award issued under the plan.

Eligibility.  Under the plan, the committee may grant awards to any employee, officer, non-employee director or any individual consultant or independent contractor providing services to our company or other affiliated entity. While the committee may grant incentive stock options (“ISOs”) only to employees, the committee may grant non-qualified stock options (“Non-ISOs”), warrants, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), stock awards and performance awards to any eligible participant. As of April 20, 2009, we had 72 employees (including three executive officers) and six non-employee directors who were eligible to participate in the plan. Under the plan, the committee has not granted awards to individual consultants or independent contractors and does not currently anticipate any change in that practice.

Individual Limit.  Under the existing plan, no more than 300,000 shares may be issued to any participant in any calendar year.

Stock Options.  The committee may grant Non-ISOs and ISOs within the meaning of Section 422 of the Code, or any combination of these. Each option granted under the plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the plan. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any ISO granted to a person who at the time of grant owns stock possessing more than 10 percent of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110 percent of the fair market value of a share of our common stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant. On April 20, 2009, the closing price of our common stock on the NASDAQ Global Market was $1.69 per share.

The plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the committee; or by any combination of these. Nevertheless, the committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the optionee’s surrender of a portion of the option shares to our company.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the committee. The maximum term of any option granted under the plan is ten years, provided, as noted above, that an ISO granted to a ten percent shareholder must have a term not exceeding five years. Subject to the term of an award, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months. However, if service is terminated for cause, the option will terminate immediately.

ISOs are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Non-ISOs granted under the plan may be assigned or transferred to the extent permitted by the committee.

Warrants.  The committee may grant warrants pursuant to the plan. Each warrant granted under the plan must be evidenced by a written agreement in such form and including such terms as the committee shall from time to time approve. The exercise price per share of any warrant may not be less than the fair market value of a share of our common stock on the date of grant, except as permitted in connection with the issuance of warrants in a transaction to which Section 424(a) of the Code applies, and any such warrant must not be exercised after the expiration of ten years from the date of grant.

Stock Appreciation Rights.  The committee may grant SARs. The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant. Upon the exercise of any SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the committee’s discretion, it may make payment of a SAR in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. The committee may make payment in a lump sum or it may defer payment in accordance with the terms of the participant’s award agreement. The maximum term of any SAR granted under the plan is ten years.

Restricted Stock and Restricted Stock Units.  Shares of restricted stock and RSUs are subject to restrictions as the committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the committee may deem appropriate. The grant or vesting of restricted stock and RSUs may be performance-based, time-based or both. Restricted stock and RSUs may be “qualified performance-based awards” as recognized under Code Section 162(m), in which event the grant or vesting or both, as applicable, of such restricted stock or RSUs will be conditioned upon the attainment of performance goals. Except as otherwise determined by the committee, upon a participant’s termination of employment (as determined under criteria established by the committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction will be forfeited and reacquired by us, except that the committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs. The minimum restriction period for restricted stock and RSUs is three years, or one year in the case of performance-based awards.

An award may, but need not be, a “qualified performance-based award,” which is intended to qualify as performance-based compensation under Section 162(m) of the Code. The performance measures which may apply to an award include, but are not limited to:

•	revenue	•	operating margin or profit margin
•	cash flow	•	return on operating revenue
•	earnings per share	•	return on invested capital
•	income before taxes, or earnings before interest, taxes, depreciation and amortization	•	market segment share
•	return on equity	•	product release schedules
•	total shareholder return	•	new product innovation
•	share price performance	•	product cost reduction through advanced technology
•	return on capital	•	brand recognition/acceptance
•	return on assets or net assets	•	product ship or sales targets
•	income or net income	•	customer segmentation or satisfaction
•	operating income or net operating income	•	customer account profitability
•	operating profit or net operating profit	•	economic value added (or equivalent metric)

These performance measures may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries, can be on an absolute or relative basis and can be measured either annually or cumulatively over a time period specified in the award agreement. A “qualified performance-based award” includes a grant of restricted stock or RSUs designated as such by the committee at the time of grant based upon a determination that: (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock or RSU award and (2) the committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code. The committee specifies the performance goals to which any “qualified performance-based award” is subject.

The provisions of restricted stock and RSUs, including any applicable performance goals, need not be the same with respect to each participant. During the restriction period, the committee may require that any stock certificates evidencing restricted shares be noncertificated or be held by us. Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock or RSU award.

Except as may be provided by the committee, in the event of a participant’s termination of employment or relationship with the company prior to all of his restricted stock becoming vested, or in the event any conditions to the vesting of restricted stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the award, the shares of restricted stock which have not vested shall be forfeited, and the committee may provide that any purchase price paid by the participant be returned to the participant, or a cash payment equal to the restricted stock’s fair market value on the date of forfeiture, if lower, be paid to the participant.

Performance Awards.  The committee may grant performance awards to eligible individuals subject to the terms of the plan. A performance award (1) may take the form of any of the award types available under the plan, (2) may be denominated or payable in cash, shares, other securities, other awards or other property, and (3) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals established by the committee. Prior to or at the time of grant, the committee may designate such awards as “qualified performance-based awards,” as described above under “Restricted Stock and Restricted Stock Units,” intended to qualify under Section 162(m) of the Code. The vesting or settlement of such awards will be conditioned upon the attainment of one or more of the performance measures described above.

Stock Bonuses, Dividend Equivalents and Other Stock-Based Awards.  Stock bonuses and other awards that are valued by reference to, or otherwise based upon, our common stock, including without limitation dividend equivalents may also be granted under the plan, either alone or in conjunction with other awards.

Cash Bonuses.  Cash bonuses may be awarded in connection with an award of restricted stock, RSUs or a stock bonus as performance-based compensation, and, if awarded, are distributed at the time the recipient recognizes taxable income in connection with the awards.

Transferability of Awards.  Awards are non-transferable other than by will or the laws of descent and distribution. However, in the discretion of the committee, Non-ISOs, warrants and SARs may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. ISOs may be exercised only by the initial holder, a guardian if state law permits, and upon death of the optionee by his legal representative or beneficiary.

Change in Control.  In the event of a change in control of our company, and provided that an award agreement does not include contrary provisions, awards will become exercisable and nonforfeitable, as follows: any stock options and SARs outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and RSUs will lapse, and such restricted stock and RSUs will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the committee. All restrictions on other awards will similarly lapse and such awards will become free of all restrictions and fully vested. Upon a change in control, the committee may determine that some or all recipients holding outstanding awards will receive, with respect to some or all of such awards, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such awards immediately prior to the effective date of the change in control over the exercise price per share of such awards.

Forfeiture for Financial Reporting Misconduct.  If the company is required to prepare an accounting restatement due to the material noncompliance of the company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the participant knowingly or grossly negligently engaged in the misconduct, or the participant is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the company the amount of any payment in settlement of an award, and the income realized by a participant in connection with any other stock based award, earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.

Compliance with Section 409A of the Code.  Notwithstanding any other provisions to the contrary, any award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a participant holding such award.

Amendments and Termination.  Our board of directors may amend, alter, suspend, discontinue or terminate the plan at any time and from time to time, but without the approval of our shareholders, no amendment, alteration, suspension, discontinuation or termination may be made that would (i) increase the number of shares that may be issued under the plan; (ii) permit granting of options at less than the market price of our stock; (iii) permit the repricing of outstanding options; (iv) amend the maximum shares set forth that may be granted as options, SARs, restricted stock, RSUs, stock bonus or other awards; (v) extend the term of the plan; (vi) change the class of persons eligible to participate in the plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

Term of the Plan.  The plan will terminate on February 2, 2017, or on any earlier date of discontinuation or termination as determined by our board of directors.

Proposed Plan Amendment

The board has approved, subject to shareholder approval, an amendment to the plan which would increase the number of shares of common stock which may be awarded under the plan by 375,000 from 1,750,000 to 2,125,000 and increase the maximum number of shares for which awards may be granted to any individual participant in any calendar year from 300,000 to 500,000. In connection with this amendment, the maximum number of shares of common stock that may be issued in the form of restricted stock, stock bonuses or RSUs would also increase by 375,000 from 1,750,000 to 2,125,000.

The board believes that this amendment will advance the interests of our company and our shareholders by continuing to provide incentive to eligible participants and facilitating an increase in the proprietary interests of such persons in our company. The proposed increase in the annual cap on awards to any individual participant is designed to provide the compensation committee with the flexibility to make awards of such size in the future and to ratify the December 2008 issuance of a stock option under the plan for the purchase of 400,000 shares to our new President and Chief Executive Officer. Such issuance, which was made by our board of directors upon the recommendation of our compensation committee, was made to a person not previously an employee or director of our company as an inducement material to the individual’s entry into employment with our company. No further awards of such magnitude are presently contemplated.

The text of the plan, including the proposed amended language, which is bold and underlined, is attached as Appendix A to this proxy statement.

U.S. Federal Income Tax Consequences

Incentive Stock Options.  Under present law, an optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 15 percent. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the fair market value of the stock when the option was exercised and the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Any recognized ordinary income or gain will not be subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Non-qualified Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a Non-ISO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of our company is subject to tax withholding by our company. The applicable withholding rate for income realized upon exercise of non-qualified stock options is 25 percent for income realized below $1,000,000 and 35 percent for the excess income over $1,000,000. Unless limited by Section 162(m) of the Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as a long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15 percent (lower rates may apply depending upon when the shares are acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

Restricted Stock and RSUs.  Restricted stock awards and RSUs are generally taxed on the later of grant or the expiration of a substantial risk of forfeiture. Such awards are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the recipient ceases to provide services to our company. Because restricted stock and RSU grants are subject to a substantial risk of forfeiture, the recipient will not recognize ordinary income at the time the award is granted. Instead the recipient will recognize ordinary income on the earlier of (a) the date the award is no longer subject to a substantial risk of forfeiture or (b) when the restricted stock or RSU becomes transferable. The amount of ordinary income to be recognized is equal to the difference between the amount paid for the award and the fair market value of the award on the date the award is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by the recipient who is an employee will be subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

Dividend Equivalents and Other Awards.  Other types of awards granted under the plan, whether distributed in stock or cash, will be treated as ordinary income at the time and to the extent the awards vest and restrictions on them lapse. At such time, the recipient will be subject to income tax on such awards at ordinary income rates, as described above, unless the recipient has made an election under Section 83(b) of the Code at the time of the grant. In the year the award is taxable to the participant, our company will take a deduction for the amount reported as ordinary income.

Deductibility Limit on Compensation in Excess of $1 Million.  Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the plan) by a public company to a “covered employee” (i.e., the Chief Executive Officer and the other executive officers who are most highly compensated) to no more than $1 million.

The foregoing is only a summary of the general effect of U.S. federal income taxation upon the optionee or award recipient and our company with respect to the grant and exercise of options and other awards under the plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee’s or recipient’s death or the income tax laws of any municipality, state or foreign country in which the optionee’s or recipient’s income or gain may be taxable.

New Plan Benefits

Future awards to be received by or allocated to particular participants under the plan are not presently determinable.

Vote Required

The affirmative vote of holders of a majority of the voting securities present in person or represented by proxy at the annual meeting is required to approve the amendment. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. The board of directors considers approval of the amendment to be in the best interests of our company and our shareholders and recommends that you vote FOR approval of the amendment.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2008 with respect to compensation plans under which our equity securities are authorized for issuance.

Number of
Securities
Remaining
Available
	Number of			for Future
	Securities		Weighted-	Issuance
	to be Issued		Average	Under Equity
	Upon		Exercise Price	Compensation
	Exercise of		of	Plans
	Outstanding		Outstanding	(Excluding
	Options,		Options,	Securities
	Warrants and		Warrants	Reflected in
	Rights		and Rights	Column(a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	1,748,994	(a)	$3.23	756,543	(b)
Equity compensation plans not approved by security holders	224,961	(c)	$6.34	0

Total	1,973,955		$3.58	756,543

(a)	Includes 250,000 shares of common stock issuable upon exercise of outstanding stock options under the 2006 Non-Employee Director Stock Option Plan, 1,402,884 shares of common stock issuable upon exercise of outstanding stock options under the Amended and Restated 2006 Equity Incentive Plan and 96,110 shares of common stock issuable upon exercise of outstanding warrants.

(b)	Includes 260,000 shares of common stock available for issuance under the 2006 Non-Employee Director Stock Option Plan, 340,116 shares of common stock available for issuance under the Amended and Restated 2006 Equity Incentive Plan and 156,427 shares of common stock available for issuance under the 2007 Associate Stock Purchase Plan.

(c)	Represents: (a) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expired on January 1, 2009; (b) 13,888 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expired on April 29, 2009; (c) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on May 1, 2009; (d) 222 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on July 12, 2009; (e) 35,354 shares of common stock underlying five-year warrants exercisable at $2.25 per share issued to an executive officer, which warrant expires on July 12, 2009; (f) 3,333 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to an executive officer, which warrant expires on August 1, 2009; (g) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on November 1, 2009; (h) 3,888 shares of common stock underlying a five-year warrant exercisable at $2.25 per share issued to an executive officer, which warrant expires on January 26, 2010; (i) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on February 1, 2010; (j) 222 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to non-executive officer employees, which warrants expire on February 18, 2010; (k) 277 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on February 23, 2010; (l) 1,666 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on April 9, 2010; (m) 833 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on April 18, 2010; (n) 13,888 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on April 29, 2010; (o) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on May 1, 2010; (p) 8,888 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to executive officers, which warrants expire on August 4, 2010; (q) 388 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to non-executive officer employees, which warrants expire on August 19, 2010; (r) 31,666 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to executive officers, which warrants expire on September 2, 2010; (s) 13,888 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on September 1, 2009; (t) 13,888 shares of common stock underlying five year warrants exercisable at $6.75 per share issued to an executive officer, which warrants expire on March 1, 2010; (u) 2,777 shares of common stock underlying a five-year warrant exercisable at $11.25 per share issued to an executive officer, which warrant expires on October 10, 2010; (v) 1,666 shares of common stock underlying a five-year warrant exercisable at $11.25 per share issued to a non-executive officer employee, which warrant expires on November 8, 2010; (w) 1,481 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on December 13, 2010; (x) 26,809 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 16, 2010; (y) 111 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on December 20, 2010; (z) 3,333 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 28, 2010; (aa) 6,944 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to an executive officer, which warrant expires on December 30, 2010; (bb) 5,184 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 30, 2010; (cc) 296 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on January 6, 2011; (dd) 2,222 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on January 19, 2011; (ee) 2,222 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on January 30, 2011; (ff) 1,851 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to an executive officer, which warrant expires on February 6, 2011; and (gg) 11,111 shares of common stock underlying a five-year warrant exercisable at $2.25 per share issued to an executive officer employee, which warrant expires on October 12, 2009. The foregoing amounts exclude fractional shares to be settled in cash.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Virchow, Krause & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2009. A proposal to ratify that appointment will be presented to shareholders at the annual meeting. If the shareholders do not ratify such appointment, the audit committee will consider selecting another firm of independent public accountants. Representatives of Virchow, Krause & Company, LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Principal Accountant Fees and Services

The following table presents fees for audit and other services provided by Virchow, Krause & Company, LLP for 2008 and 2007.

	December 31,	December 31,
	2008	2007

Audit fees(a)	$142,097	$163,668
Audit-related fees(b)	4,250	45,847
Tax fees(c)	63,568	9,200
All other fees	0	0

Total Fees	$209,915	$218,715

(a)	Audit fees consisted of fees for services provided in connection with the audit of our financial statements, reviews of our quarterly financial statements, and for professional services in connection with our 2007 registered public offering.

(b)	Audit-related fees consisted of an employee benefit plan audit, acquisition due diligence, acquisition auditing and other consulting services.

(c)	Tax fees consisted of the aggregate fees billed for tax compliance, tax advice, and tax planning.

Our audit committee reviewed the audit and non-audit services rendered by Virchow, Krause & Company, LLP during the period set forth above and concluded that such services were compatible with maintaining the auditor’s independence.

Pre-Approval Policies and Procedures of Audit Committee

All services provided by our independent registered public accounting firm, Virchow, Krause & Company, LLP, are subject to pre-approval by our audit committee. The audit committee has authorized each of its members to approve services by our independent registered public accounting firm in the event there is a need for such approval prior to the next full audit committee meeting. Any interim approval given by an audit committee member must be reported to the audit committee no later than its next scheduled meeting. Before granting any approval, the audit committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of our independent registered public accounting firm. The audit committee pre-approved all services provided by Virchow, Krause & Company, LLP in our last fiscal year.

The audit committee recommends a vote for the ratification of the appointment of Virchow, Krause & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2009.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2008, as filed with the SEC, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Scott N. Ross, our Corporate Secretary, at our principal address.

SHAREHOLDER PROPOSALS FOR
2010 ANNUAL MEETING

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2010 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Scott N. Ross, Corporate Secretary, no later than December 30, 2009. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the 2010 annual meeting of shareholders after March 15, 2010, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our bylaws provide that in order for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting. A copy of our bylaws may be obtained from Scott N. Ross, our Corporate Secretary, by written request to our principal address. Please refer to “Our Board of Directors and Committees — Corporate Governance and Nominating Committee” for the procedures for nominating directors.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10 K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Scott N. Ross, Corporate Secretary, at our principal address.

OTHER MATTERS

The board of directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. However, if any other matter properly comes before the meeting, your proxies will act on such matter in their discretion.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

James C. Granger
President, Chief Executive Officer and Director

Minnetonka, Minnesota
April 29, 2009

APPENDIX A

WIRELESS RONIN TECHNOLOGIES, INC.
AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

(As amended by the Board of Directors on April 17, 2009)

1.	Purpose of the Plan

The purpose of the Wireless Ronin Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan is to permit the Board of Directors to develop and implement a variety of stock-based programs based on the changing needs of the Company. The Board of Directors and senior management of Wireless Ronin Technologies, Inc. believe it is in the best interest of its shareholders for officers, employees and certain other persons to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company to vest in Participants a proprietary interest in the success of the Company and to provide certain “performance-based compensation” within the meaning of Section l62(m)(4)(C) of the Code.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

(b) “Award” shall mean an Option, SAR, Restricted Stock or Restricted Stock Units, Stock Bonus, Cash Bonus, Performance Awards, Warrant, Dividend Equivalent or other equity-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(d) “Beneficiary” shall mean upon the employee’s death, the employee’s successors, heirs, executors and administrators, as the case may be.

(e) “Board of Directors” or “Board” shall mean the Board of Directors of Wireless Ronin Technologies, Inc.

(f) “Cash Bonus” shall mean an award of a bonus payable in cash pursuant to Section 11 hereof.

(g) “Cause” shall mean: (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) a violation of law, rule, or regulation, act of embezzlement, fraud, dishonesty, breach of fiduciary duty resulting in loss, damage or injury to the Company; (iv) material violation of the Company’s policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

(h) “Change in Control” shall mean the occurrence of any one of the following events:

(1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 2(h); or

(2) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(h), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Committee” shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. Each member of the Committee shall be an “independent director” as determined in the NASDAQ Marketplace Rules or the rules or regulations of any exchange on which Company Stock is traded, or any other applicable law or regulation.

(k) “Company” shall mean Wireless Ronin Technologies, Inc. or any successor thereto. References to the Company also shall include the Company’s Affiliates unless the context clearly indicates otherwise.

(l) “Company Stock” or “Stock” shall mean the common stock of the Company.

(m) “Disability” shall mean the existence of a physical or mental condition that qualifies for a benefit under the long-term disability plan sponsored by the Company which applies to the Participant. The existence of a Disability shall be determined by the Committee.

(n) “Dividend Equivalents” means any right granted under Section 13.

(o) “Eligible Person” shall mean any employee, officer, non-employee director or an individual consultant or independent contractor providing services to the Company whom the Committee determines to be an Eligible Person.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” shall mean, with respect to a share of Company Stock on an applicable date:

(1) If the principal market for the Company Stock (the “Market”) is a national securities exchange or the NASDAQ Stock Market, the closing sale price reported on the date of the Award or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotations are made on such date, then on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business or trading days preceding the applicable date; or

(2) In the event that paragraph (1) above does not apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

(r) “Immediate Family Members” shall mean a Participant’s spouse, child(ren) and grandchild(ren).

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(t) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option that is granted by the Committee pursuant to Section 6 hereof.

(v) “Participant” shall mean an Eligible Person who receives or is designated to be granted one or more Awards under the Plan.

(w) “Performance Award” shall mean a right granted to an Eligible Person pursuant to Section 12 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals (each a “Performance Measure”). A Performance Award shall be evidenced by an agreement, the “Performance Award Agreement,” executed by the Participant and the Committee.

(x) “Performance Measures” shall mean any one or more of the following performance measures or criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award within the time period prescribed by Section 162(m) of the Code and related regulations: (i) revenue; (ii) cash flow, (iii) earnings per share, (iv) income before taxes, or earnings before interest, taxes, depreciation and amortization, (v) return on equity, (vi) total shareholder return, (vii) share price performance, (viii) return on capital, (ix) return on assets or net assets, (x) income or net income, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) operating margin or profit margin, (xiv) return on operating revenue, (xv) return on invested capital, (xvi) market segment share, (xvii) product release schedules, (xviii) new product innovation, (xix) product cost reduction through advanced technology, (xx) brand recognition/acceptance, (xxi) product ship or sales targets, (xxii) customer segmentation or satisfaction; (xxiii) customer account profitability; or (xxiv) economic value added (or equivalent metric).

(y) “Person” shall mean a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

(z) “Plan” shall mean this Wireless Ronin Technologies, Inc. 2006 Amended and Restated Incentive Plan, as it may be amended from time to time.

(aa) “Restricted Stock” shall mean an award of Company Stock, the grant, issuance, retention and/or vesting of which is subject to such restrictions, conditions and terms as are provided in an Award Agreement.

(bb) “Restricted Stock Award” shall mean an award of Stock granted to an Eligible Person pursuant to Section 9 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 9.

(cc) “Restricted Stock Unit” shall mean any award of the right to received Restricted Stock or a cash payment equal to the fair market value of such Company Stock upon the occurrence of some future event, such as the termination of employment, under the terms set forth in an Award Agreement.

(dd) “SAR” or “Stock Appreciation Right” shall mean the right to receive in whole or in part in cash or whole shares of common stock, the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ff) “Stock Bonus” shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 10 hereof.

(gg) “Subsidiary” shall mean a company (whether a company, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more, and shall have the same meaning as the term “Subsidiary Company” as defined in Section 424(f) of the Code.

(hh) “Vesting Date” shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or other Award, or the date upon which the restriction on a Restricted Stock or Restricted Stock Units grant shall lapse.

(ii) “Warrant” shall mean any right granted under Section 8 of the Plan.

3.	Stock Subject to the Plan

(a) Plan Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee may grant Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 2,125,000 shares. The grant of an Award shall not reduce the number of shares of Company Stock with respect to which Awards may be granted pursuant to the Plan, except to the extent shares of common stock are issuable pursuant thereto. Shares subject to Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

(1) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Options, such shares shall again be available for grant under the Plan;

(2) To the extent that any Warrants, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Warrants, such shares shall again be available for grant under the Plan;

(3) To the extent any shares of Restricted Stock or Restricted Stock Units or any shares of Company Stock granted as a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grant under the Plan; and

(4) To the extent any shares are issued upon the exercise of an Award by the surrender or tender of Previously Acquired Shares, surrendered or tendered shares shall be available for grant under the Plan.

Shares of Company Stock issued under the Plan may be either newly issued shares or reacquired shares, at the discretion of the Committee.

The maximum number of shares of Company Stock that may be issued in the form of Restricted Stock, Stock Bonuses or Restricted Stock Units, is an aggregate of 2,125,000 shares.

(b) Individual Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee shall not in any calendar year grant Awards hereunder to any individual Participant with respect to more than 500,000 shares of Company Stock, which limit shall include any shares represented by an Award that has been cancelled. Such Awards may be made up entirely of any one type of Award or any combination of types of Awards available under the Plan, in the Committee’s sole discretion.

4.	Administration of the Plan

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(2) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards;

(3) to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(4) to establish or verify the extent of satisfaction of any Performance Measures or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5) to prescribe and amend the terms of agreements or other documents evidencing Awards made under the Plan (which need not be identical);

(6) to determine whether, and the extent to which, adjustments are required pursuant to Section 15;

(7) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(8) without amending the Plan, to grant Awards to Eligible Persons who are foreign nationals performing services for the Company outside of the United States, if any, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may adopt, ratify or make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees; and

(9) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Company intends that the most substantial number of Awards granted under the Plan to Eligible Persons whom the Committee believes will be “covered employees” under Section 162(m)(3) of the Code will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) The Committee’s determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

(c) All decisions, determinations and interpretations by the Committee regarding the Plan shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

(d) The Committee may, without amendment to the Plan, (i) accelerate the date on which any Option, SAR, Performance Award, Warrant or Stock Bonus granted under the Plan becomes exercisable, or otherwise adjust any of the terms of an Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Award from constituting “applicable employee remuneration” within the meaning of Section 162(m) of the Code), (ii) subject to Section 14, waive any condition of an Award, or otherwise adjust any of the terms of such Award; provided, however, that (A) other than in connection with a change in the Company’s capitalization as described in Section 15, the exercise price of any Option, SAR or other form of Award may not be reduced without approval of the Company’s shareholders; and (B) the amount payable to a covered employee with respect to a qualified performance-based Award may not be adjusted upwards and the Committee may not waive or alter Performance Measures associated with an Award in a manner that would violate Section 162(m) of the Code; or (iii) as to any Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of a performance period, the Committee may revise the Performance Measures and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, any subsidiary, division, Affiliate or joint venture of the Company and which, in the judgment of the Committee, make the application of the Performance Measures unfair to the Company or a Participant unless a revision is made. Notwithstanding the forgoing provisions of this Section 4(d), neither the Committee nor the Board may, except for adjustments pursuant to Section 15, or as a result of a Change in Control, materially amend a Restricted Stock or Restricted Stock Unit Award, including an acceleration or waiver of a restriction thereof.

(e) The Committee may determine whether an authorized leave of absence, change in status, or absence in military or government service, shall constitute termination of employment, subject to applicable law.

(f) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligible Persons

The persons who shall be eligible to receive Awards pursuant to the Plan shall be those Eligible Persons defined in Section 2(o) who are designated by the Committee.

6.	Options

The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Options shall comply with and be subject to the following terms and conditions:

(a) Identification of Options.

Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

(b) Exercise Price.

The exercise price-per-share of any Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Options.

(1) Except as provided in the Plan or in an Award Agreement, each Option shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Stock Option shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

(3) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Option in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

(5) The Committee may at its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family

Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

(d) Limitations on Grant of Incentive Stock Options.

(1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company (and any plans of any “Subsidiary Company” or “Parent Company” of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

(2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its “Subsidiary Companies” (within the meaning of Section 424 of the Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7.	Stock Appreciation Rights (SARs)

The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

(a) Exercise Price.

The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR, which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such SAR is granted.

(b) Benefit Upon Exercise.

(1) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the SAR. Payment may be made in whole or in part in cash, whole shares of the Company’s common stock, or a combination of cash and stock.

(2) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

(c) Term and Exercise of SARs.

(1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years from the date such SAR was granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(2) Each SAR, may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b) hereof.

(3) A SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the SAR shall be returned to him.

(4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

8.	Warrants

The Committee may grant Warrants pursuant to the Plan. Each Warrant shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Warrants shall comply with and be subject to the following terms and conditions:

(a) Identification of Warrants.

Each Warrant granted under the Plan shall be identified as such in the applicable Award Agreement.

(b) Exercise Price.

The exercise price-per-share of any Warrant granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Warrant is granted, except as permitted in connection with the issuance of Warrants in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Warrants.

(1) Except as provided in the Plan or in an Award Agreement, each Warrant shall remain exercisable until the expiration of ten (10) years from the date such Warrant was granted; provided, however, that each Warrant shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Warrant shall be exercisable in whole or in part; provided, however, that no partial exercise of an Warrant shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Warrant or the entire portion of the Warrant that is then exercisable. The partial exercise of a Warrant shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Warrant, the Award Agreement evidencing such Warrant shall be returned to the Participant exercising such Warrant together with the delivery of the certificates described in Section 8(c)(4) hereof.

(3) A Warrant shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Warrant in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Warrant and shall specify the number of shares of Company Stock with respect to which the Warrant is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of a Warrant shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Warrant is exercised.

(5) The Committee may at its sole discretion on a case-by-case basis, in any applicable agreement evidencing a Warrant, permit a Participant to transfer all or some of the Warrants to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Warrants shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

9.	Restricted Stock or Restricted Stock Units

The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan, and may provide that a portion of a Participant’s compensation may be granted in the form of Restricted Stock or Restricted Stock Units. Each grant of shares of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock or Restricted Stock Units shall comply with and be subject to the following terms and conditions:

(a) Issue Date and Vesting Date; Minimum Restriction Period.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee shall establish the date of issuance and vesting with respect to such shares or Awards. In the case of Restricted Stock Units, no shares of Company Stock shall be issued when the Award is granted, but rather upon the lapse of restrictions and the restricted period, at which time, shares of Company Stock or other cash or property shall be issued to the Participant holding the Restricted Stock Units. The restriction period for an Award of Restricted Stock and Restricted Stock Units shall not be less than three (3) years, except that a restriction period of at least one (1) year is permitted if the Award is performance based.

(b) Conditions to Vesting.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions and conditions, not inconsistent with the provisions hereof, to the vesting of such shares or units, as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock or Restricted Stock Units, that the Participant or the Company achieve such Performance Measures including, but not limited to the period of active service as the Committee may specify at the time of the grant.

(c) Restrictions on Transfer Prior to Vesting.

Prior to the vesting of Restricted Stock or Restricted Stock Units, no transfer of a Participant’s rights with respect to such shares or units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such shares or units, but immediately upon any attempt to transfer such rights, such shares or units, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d) Certificates.

Restricted Stock issued prior to the Vesting Date may be certificated or uncertificated, as determined by the Committee.

(1) Except as otherwise provided in this Section 9 hereof, reasonably promptly after the date identified in the Award Agreement for issuance of certificated shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Wireless Ronin Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Wireless Ronin Technologies, Inc. A copy of the Plan and Award Agreement is on file in the office of the Secretary of Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, MN 55345.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms of the Award Agreement.

(2) Each certificate issued pursuant to Section 9(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

(e) Consequences Upon Vesting.

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares (whether certificated or uncertificated) were granted, a certificate evidencing such share, free of the legend set forth in Section 9(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 9(d) hereof.

(f) Failure to Vest.

Except as may be provided by the Committee, in the event of a Participant’s termination of employment or relationship with the Company prior to all of his Restricted Stock becoming vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the Participant be returned to the Participant or (ii) a cash payment equal to the Restricted Stock’s Fair Market Value on the date of forfeiture, if lower be paid to the Participant.

(g) Voting Rights and Dividends.

The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her. Any dividends authorized by the Company to be paid to the Participant during the period the restriction is enforced, will be subject to the same restrictions as the underlying shares upon which the dividend is declared.

10.	Stock Bonuses

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time, subject to the limit set forth in Section 3 hereof. A Stock Bonus shall be in lieu of all or a portion of a Participant’s salary or bonus and shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such Performance Measures as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock

Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

11.	Cash Bonuses

The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock, Restricted Stock Units, Stock Bonus, Warrants or Non-Qualified Stock Options or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock, Restricted Stock Units, Non-Qualified Stock Options, Warrants or Stock Bonuses, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Restricted Stock Units or Stock Bonus on such date or the limits set forth in Section 3(b). A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

Notwithstanding anything contained herein to the contrary, a Cash Bonus is intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, and no payment shall be made under any such Cash Bonus until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

12.	Performance Awards

The Committee may grant Performance Awards which may be earned based upon achievement of Performance Measures. With respect to each such award, the Committee shall establish a performance period over which achievement of Performance Measures shall be determined and performance measures to be met or exceeded. Such standards shall be established at the time of such award and set forth in the Award Agreement.

(a) Performance Awards.

Each Performance Award shall have a maximum value established by the Committee at the time of such award.

(b) Performance Measures.

Performance Awards shall be awarded to an Eligible Person contingent upon future performance of the Company and/or the Company’s subsidiary, division or department in which such person is employed over the performance period. The Committee shall establish the Performance Measures applicable to such performance.

(c) Award Criteria.

In determining the value of Performance Awards, the Committee shall take into account an eligible person’s responsibility level, performance, potential, cash compensation level, unexercised Options, other incentive awards and such other considerations as it deems appropriate. Notwithstanding the preceding sentence, to the extent necessary for a Performance Award payable in cash to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum amount that may be paid under all such Performance Awards to any one person during any calendar year shall be $1,500,000.

(d) Payment.

Following the end of each performance period, the Participant holding each Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares of common stock or a combination thereof, all at the discretion of the Committee. Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the

Committee for such purpose in the Award Agreement. Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

(e) Other Terms and Conditions.

When a Performance Award is payable in installments in common stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Participant representing shares of common stock which would have been issuable to the Participant if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Participant, and during the period until such installment becomes due such Participant shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such common stock and all other shareholder rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Participant shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Company shall retain custody of any stock certificates until such time and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or dispose of such common stock until such time. A distribution with respect to shares of common stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made, unless otherwise determined by the Committee.

(f) Performance Award Agreements.

Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

13.	Dividend Equivalents and Other Equity-Based Awards

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion may determine, subject to the provisions of the Plan. Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

14.	Other Provisions Applicable to Awards.

(a) Change in Control.

(1) Acceleration of vesting.

Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Options, Stock Appreciation Rights and Warrants outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Units shall lapse, and such Restricted Stock or Restricted Stock Units shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or shares, as determined by the Committee, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

(2) Cash Payment for Options.

If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Award Agreement issued at the time of the grant or at any time after the grant of an Award, and without the consent of any Participant affected thereby, may determine that:

(i) some or all Participants holding outstanding Awards will receive, with respect to some or all of the shares of Company Stock subject to such Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Awards; and

(ii) with respect to any granted and outstanding Award, the Fair Market Value of the shares of Company Stock underlying such Award is less than or equal to the exercise price per share of such Award as of the effective date of the applicable Change in Control and the Award, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (i) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate as to such shares and the Participants formerly holding such Awards will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Awards on such date, and the Participants formerly holding such Awards will have no further rights with respect to such Awards.

(3) Limitation on Change in Control Payments.

Any limitations on payments made due to a Change in Control shall be set forth in the Award Agreement.

(b) Suspension or Cancellation for Cause.

If the Committee reasonably believes that a Participant has committed an act of misconduct which the Committee determines may constitute Cause, it may suspend the Participant’s right to exercise any rights under an Award pending a determination by the Committee. If the employment of a Participant is terminated by the Company for Cause, then the Committee shall have the right to cancel any Awards granted to the Participant, whether or not vested, under the Plan. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

(c) Right of Recapture.

If at any time within one year after the date on which a Participant exercises rights under an Award, or if income is realized by a Participant in connection with any other stock-based award (each of which events shall be a “realization event”), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (i) results in the Participant’s termination or deemed termination of employment for Cause or (ii) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interest of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

(d) Forfeiture for Financial Reporting Misconduct.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or if the Participant is subject to automatic forfeiture under Section 304 of the Sarbanes — Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award, and the income realized by a Participant in connection with any other stock based award, earned or accrued during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (which ever just occurred) of the financial document embodying such financial reporting requirement.

(e) Consideration of Awards.

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(f) Awards May Be Granted Separately or Together.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(g) No Limit on Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment, etc.

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. In addition, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise provided in the Plan or in any Award Agreement.

(i) No Fractional Shares.

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of a fractional share, or whether fractional rights shall be cancelled or otherwise eliminated.

(j) Forms of Payment Under Awards.

Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, in each case in accordance with rules of the Committee.

Except as provided herein, the purchase price of each share of Stock purchased by an Eligible Person or transferee upon the exercise of any Option or other Award requiring payment shall be paid: (i) in United States Dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; (iii) at the discretion of the Committee, by a combination of both (i) and (ii) above; or (iv) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

(k) Limits on Transfer of Awards.

Subject to Sections 6(c), 7(c) and 8(c), no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules promulgated thereunder; provided, however, that, if so determined by the Committee, a Participant may, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Except as otherwise provided in Sections 6(c), 7(c) or 8(c), or any applicable Award Agreement or amendment thereto, each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Any Award which is transferred pursuant to a qualified domestic relations order or as otherwise permitted by the Plan and the applicable Award Agreement shall remain subject to the terms and conditions set forth in the Award Agreement and the Plan. Except as otherwise provided in any applicable Award Agreement or amendment thereto, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(l) Term of Awards.

The term of each Award shall be for such periods as may be determined by the Committee at the time of grant but in no event shall any Award have a term of more than 10 years.

15.	Adjustment Upon Changes in Company Stock

(a) Adjustments.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or other similar corporate transaction or event affecting shares of the Company will result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, Warrant or the availability of any Stock Appreciation Rights, if any, contained in any Award, and any Change in Control or similar provisions of any Award), the Committee shall adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

(b) Outstanding Restricted Stock.

Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, which has passed its issuance date but has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, not involving a Change in Control, shall not vest until such share of Restricted Stock vests in accordance with a Participant’s Award Agreement, and shall be promptly deposited with the custodian designated pursuant to Paragraph 9(d)(2) hereof.

16.	Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Option, Warrant or Restricted Stock Unit granted pursuant to the Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 15 hereof, no adjustment to any Option Warrant or Restricted Stock Unit shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.	No Special Employment Rights; No Right to Award

(a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

18.	Securities Matters

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded.

19.	Compliance with Rule 16b-3

It is intended that the Plan be applied and administered in compliance with Rule l6b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule l6b-3, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule l6b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

20.	Tax Matters

(a) Withholding.  To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any issuance, exercise or vesting of an Award, or any disposition of shares of Company Stock. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to a Participant under such Award or by tendering a Participant’s Previously Acquired Shares.

(b) Required Consent to and Notification of Code Section 83(b) Election.  No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).  If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten (10) days thereof.

21.	Amendments

Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a) Amendments to the Plan.

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of Options at less than the market price of Company Stock; (iii) permit the repricing of outstanding Options; (iv) amend the maximum shares set forth that may be granted as Options, Stock Appreciation Rights, Warrants, Restricted Stock or Restricted Stock Units or Stock Bonus to any Participant; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

(b) Correction of Defects, Omissions and Inconsistencies.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

22.	No Obligation to Exercise

The grant to a Participant of an Option, Warrant, SAR, Performance Award or other equity-based Awards shall impose no obligation upon such Participant to exercise such Award.

23.	Transfers Upon Death

No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with

(a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award.

24.	Expenses and Receipts

The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.

25.	Limitations Imposed By Section 162(m)

Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of a Stock Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

(a) With respect to Options, SARs, Warrants or Restricted Stock Units, the Committee may delay the payment in respect to such Options, SARs, Warrants or Restricted Stock Units until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Warrants or SAR at a time when the Participant is a “covered employee,” and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book-entry account established in the Participant’s name in the financial records of the Company. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

(b) With respect to Restricted Stock or Restricted Stock Units and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock or Restricted Stock Units and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to a book-entry account established in the Participant’s name in the financial records of the Company a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to such account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26.	Compliance with Section 409A of the Code

Notwithstanding anything herein to the contrary, any Award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the Committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a Participant holding such Award.

27.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or Agreement, unless such failure is remedied by such Participant (or a beneficiary or permitted transferee) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

28.	Effective Date of Plan

The Plan, as initially adopted, became effective on February 2, 2007 (the “Effective Date”), and the Plan, as amended and restated, shall be effective subject to approval by the shareholders of the Company.

29.	Term of the Plan

The Plan and the right to grant Awards under the Plan will terminate on the tenth (10th) anniversary of the effective date unless terminated earlier.

30.	Severability of Provisions

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

31.	Applicable Law

Except to the extent preempted by any applicable law, the Plan will be construed and administered in accordance with the laws of the State of Minnesota, without reference to the principles of conflicts of law.

32.	No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	WIRELESS RONIN TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS
JUNE 11, 2009, 3:30 P.M.
     The undersigned shareholder of Wireless Ronin Technologies, Inc., a Minnesota corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated April 29, 2009, and hereby appoints James C. Granger and Scott N. Ross, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders of Wireless Ronin Technologies, Inc. to be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota, on June 11, 2009, at 3:30 p.m. central time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of Wireless Ronin Technologies, Inc. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

Please be sure to sign and date this proxy in the box below	Date

Sign above

		For	Withhold	For All Except
1.	To elect seven directors for the ensuing year and until their successors shall be elected and duly qualified.

01 02 03	James C. Granger 04 Thomas J. Moudry Gregory T. Barnum 05 William F. Schnell Stephen F. Birke 06 Brett A. Shockley 07 Geoffrey J. Obeney	☐	☐	☐

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)

		For	Against	Abstain
2.	To approve the amendment to our Amended and Restated 2006 Equity Incentive Plan.	☐	☐	☐

		For	Against	Abstain
3.	To ratify the appointment of Virchow, Krause & Company, LLP as our independent auditors for the year ending December 31, 2009.	☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

+	+

▲ Detach above card, mark, sign, date and mail in postage-paid envelope provided. ▲
WIRELESS RONIN TECHNOLOGIES, INC.
Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, MN 55345
     Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.